UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

Item 1: Reports to Shareholders

Vanguard Asset Allocation Fund
Semiannual Report

March 31, 2010

> For the six months ended March 31, 2010, Investor Shares of Vanguard Asset Allocation Fund returned 7.24% and Admiral Shares returned 7.35%, outpacing the fund’s benchmark index and the average return of peer funds.

> Compared with its benchmark, the fund maintained a heavier weighting in equities, even as the advisor trimmed the fund’s stock exposure to 70% of assets, down from 80% at the start of the period.

> The Standard & Poor’s 500 Index returned 11.75% and the Barclays Capital U.S.

Long Treasury Bond Index returned –4.46% for the six months.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Asset Allocation Fund
Investor Shares	7.24%
Admiral™ Shares	7.35
Asset Allocation Composite Index	6.04
Flexible Portfolio Funds Average	5.87

Asset Allocation Composite Index: Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Barclays Capital U.S.
Long Treasury Bond Index.
Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010

Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$ 21.11	$ 22.43	$ 0.200	$ 0.000
Admiral Shares	47.39	50.38	0.475	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund Investor Shares returned 7.24% for the fiscal half-year ended March 31, 2010, and Admiral Shares returned 7.35%. The fund’s results contrast sharply with the losses that we reported to you for the past two fiscal years, which reflected the impact of the worst bear market in stocks in 70 years.

The fund’s solid six months reflected the continued rally in stock prices, which have charted a more or less uninterrupted climb from their bear-market low in March 2009. The fund outperformed its benchmark index because of the fund’s heavier exposure to the strongly performing stock market. The fund also outpaced the average return of competing flexible-portfolio funds.

Above-average exposure to stocks also protected the fund from some of the weakness in the U.S. Treasury bond market. Although corporate bonds performed well in the period, Treasuries produced negative returns as interest rates rose.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help

Market Barometer

		Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Advisor alters expectations and lightens up on equities

The fund’s advisor, Mellon Capital Management, seeks to provide long-term returns comparable to those of the broad stock market, but with less volatility, by evaluating stocks, Treasury bonds, and cash and favoring the asset class that, in its judgment, boasts the most attractive risk-reward profile. During the past six months, the advisor’s assessment of relative values resulted in one change to the portfolio’s asset allocation.

On October 14, 2009, the advisor lowered the equity portion of the portfolio from 80% to 70% and raised the bond portion from 20% to 30% of assets. In comparison, the benchmark’s composition is 65% stocks/ 35% bonds. The fund’s relatively higher equity exposure allowed it to benefit from the continuing surge in stock prices. For the six months ended March 31, the S&P 500 Index returned about 12%.

Every sector of the fund’s equity portfolio added to return (marginally so in the case of telecommunications services and utilities). Its largest allocation, to information technology, was also the largest contributor. Other strong sectors—benefiting from signs that the economy is slowly grinding into gear—were consumer discretionary,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Asset Allocation Fund	0.29%	0.18%	1.27%

The fund expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.30% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Flexible Portfolio Funds.

consumer staples, industrials, and financials. Health care was also a major contributor to return.

Like stock investors, bond market investors again became risk-takers in early 2009. But this similar sentiment produced a dissimilar result for the fund. Investors, who had flocked to the perceived safety of Treasuries during the height of the financial crisis, reversed course in early 2009, favoring corporate bonds. This lifted the prices of corporate bonds (in which the fund does not invest) and deflated the prices of Treasury bonds, which returned about –5%. The advisor’s underweighting of bonds compared with the fund’s benchmark dampened the impact of the poor showing from Treasuries.

A diversification strategy can help during difficult times

The future is always uncertain, as vividly illustrated in recent years. Because uncertainty can’t be abolished, the best strategy to protect your portfolio from the worst outcomes, without losing the opportunity to participate in the best, is to diversify among, and within, different asset classes, and invest for the long haul. You can further enhance your chances of success by minimizing the costs associated with your investments.

The Asset Allocation Fund can be an important tool in that effort. As one component in a broadly diversified portfolio, the fund can help you benefit from the advisor’s efforts to capitalize on pockets of opportunity presented by the

Portfolio Allocation Changes

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2009	80%	20%	0%
October 14, 2009	70	30	0
Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

relative values of stocks, bonds, and cash. These efforts are not always successful, of course, and the fund experienced an especially rough patch in the 12 months ended December 2008. Nevertheless, we have confidence that, over time, the advisor’s disciplined strategy can enhance the returns available from a static allocation of stocks, bonds, and cash.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2010

Advisor’s Report

For the six months ended March 31, 2010, the S&P 500 Index gained 11.75%, while the Barclays Capital U.S. Long Treasury Bond Index returned –4.46%. By maintaining an overweighted position in stocks relative to its “neutral” composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Barclays Capital U.S. Long Treasury Bond Index), Vanguard Asset Allocation Fund’s Investor Shares returned 7.24% and Admiral Shares returned 7.35%, outperforming the benchmark by 1.2 and 1.3 percentage points, respectively.

Vanguard Asset Allocation Fund began the review period with a stock/bond/cash allocation of 80%/20%/0%. In mid-October, we decreased the fund’s equity allocation from 80% to 70% and increased its bond allocation from 20% to 30%. Since the previous asset allocation shift, long bond yields increased modestly while the expected return for the S&P 500 fell, which narrowed the equity risk premium. While analysts continued to revise earnings expectations upward, the revisions did not keep pace with the rally in equity markets.

After riding the rally for two straight quarters, investors began to question the sustainability of the economic recovery as data provided mixed signals. Encouraging news included a year-over-year increase in consumer spending while corporate earnings continued to be adjusted upward. The U.S. unemployment rate reached a

26-year high of 10.2% in October, although the rate of job losses eased in November. The gross domestic product’s growth rate for the third quarter was revised downward by 0.7 percentage point, to 2.8% in November, and by another 0.6 percentage point, to 2.2% in December, reflecting a weakening in previously estimated consumer spending, net exports, and domestic investments. The S&P 500 Index returned 6.0% for the fourth quarter of 2009. Treasury yields, particularly those of longer maturities, rose to multimonth highs as brighter economic prospects raised expectations of inflation and the widening federal budget deficit raised concerns about the volume of debt the government will need to sell to fund it.

The year began on a high note, with the S&P 500 rising each of the first five days of 2010, by 2.7% for the week, as U.S. manufacturing increased more than forecast and metal and oil prices surged. Fourth-quarter corporate earnings continued to stand out, with nearly half the reported earnings exceeding expectations and only 14% reporting disappointments. Despite better-than-expected earnings, however, stocks experienced an abrupt sell-off in mid-January. The chief culprits behind the downturn included escalating problems with Greece’s debt issues, policy tightening in China, and government proposals for increasing regulation of the U.S. banking industry. In addition, U.S. employment numbers disappointed, even as the unemployment rate dropped to 9.7%.

The S&P 500 fell to a three-month low, while the Chicago Board Options Exchange Volatility Index rose 6.5%. Treasury bond prices rose as investors sold riskier assets.

Markets then stabilized and stocks soared on the heels of continued better-than-expected earnings, which beat estimates by 10% on average, and revenues that beat forecasts more than 70% of the time. Stocks continued on the upward trajectory through the end of the quarter. The S&P 500 gained over 6% in March, helped by comments from the Fed that rates will stay low, as the recovery is not yet strong enough to stoke inflation, and by a series of strong economic releases: U.S. retail sales unexpectedly rose in February as purchases increased 0.3%, the fourth gain in the past five months, and fewer Americans filed first-time claims for job-less benefits. However, unemployment, holding steady at 9.7% for February, remained stubbornly high, and the residential real estate market, which has a significant impact on consumers’ confidence and their ability to spend, remained hampered by a large supply of homes for sale, weak demand, and widespread borrower defaults. U.S. Treasury yields spiked higher amid heavy debt issuance by the Treasury and concerns about the potentially inflationary effects of the health care reform legislation passed by the U.S. Congress.

Outlook

Mellon Capital follows a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively and determine an asset allocation most likely to maximize long-run returns.

Our estimates suggest that the S&P 500 Index should deliver a return of around 10.1% per year over the next ten years. Meanwhile, high-grade corporate bonds currently yield about 5.7%. An expected risk premium of around 4.4 percentage points modestly favors equities relative to bonds. Accordingly, the Mellon Capital Tactical Asset Allocation Model recommends a 5-percentage-point overweighting in equity and underweighting in fixed income relative to the benchmark.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-Founder Helen Potter, CFA, Managing Director Mellon Capital Management Corporation April 16, 2010

Asset Allocation Fund

Fund Profile
As of March 31, 2010

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VAAPX	VAARX
Expense Ratio[1]	0.29%	0.18%

Equity Characteristics

					DJ
					U.S. Total
			S&P 500		Market
	Fund		Index		Index
Number of Stocks	500		500		4,159
Median Market Cap $48.2B			$48.2	B	$31.4	B
Price/Earnings Ratio	20.9	x	20.9	x	23.0	x
Price/Book Ratio	2.2	x	2.2	x	2.2	x
Return on Equity	20.7%		20.6%		19.1%
Earnings Growth Rate	6.9%		6.8%		6.9%
Dividend Yield	1.9%		1.9%		1.7%
Foreign Holdings	0.0%		0.0%		0.0%
Turnover Rate
(Annualized)	37%		—		—
Short-Term Reserves	-2.8%		—		—

The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash position was negative.

Fixed Income Characteristics

		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	33	35	8,257
Average Quality	Aaa	Aaa	Aa1
Average Coupon	5.6%	5.6%	4.6%
Average Duration	12.1 years	12.9 years	4.7 years
Average Effective
Maturity	22.1 years	21.1 years	7.0 years

Average quality: Moody’s Investors Service.

Total Fund Volatility Measures
	Asset	DJ
	Allocation	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.92	0.97
Beta	1.30	0.88

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.0%
Microsoft Corp.	Systems Software	2.1
Apple Inc.	Computer
	Hardware	2.0
General Electric Co.	Industrial
	Conglomerates	1.8
Procter & Gamble Co.	Household
	Products	1.7
Johnson & Johnson	Pharmaceuticals	1.7
Bank of America Corp.	Diversified Financial
	Services	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
International Business	Computer
Machines Corp.	Hardware	1.6
Wells Fargo & Co.	Diversified Banks	1.5
Top Ten		18.8%
Top Ten as % of Total Net Assets		11.3%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.30% for
Investor Shares and 0.18% for Admiral Shares.

Asset Allocation Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.1%	10.1%	11.0%
Consumer Staples	11.3	11.3	9.8
Energy	10.9	10.9	10.0
Financials	16.4	16.5	17.3
Health Care	12.2	12.1	12.4
Industrials	10.5	10.5	10.9
Information
Technology	18.8	18.9	18.5
Materials	3.5	3.5	4.0
Telecommunication
Services	2.8	2.8	2.6
Utilities	3.5	3.4	3.5

Sector Diversification (% of fixed income
portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Equity Investment Focus

Fixed Income Investment Focus

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Asset Allocation Composite Index

Asset Allocation Composite Index: Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/3/1988	36.99%	0.65%	2.29%	-1.02%	1.27%
Admiral Shares	8/13/2001	37.15	0.76	2.13[1]	0.09[1]	2.22[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Asset Allocation Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms

N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (60.1%)[1]
Consumer Discretionary (6.1%)
	McDonald’s Corp.	585,974	39,096
	Walt Disney Co.	1,044,089	36,449
	Home Depot Inc.	922,664	29,848
	Comcast Corp. Class A	1,548,522	29,143
*	Amazon.com Inc.	183,561	24,915
*	Ford Motor Co.	1,803,255	22,667
	Target Corp.	407,891	21,455
	Time Warner Inc.	632,761	19,787
	Lowe’s Cos. Inc.	797,776	19,338
	News Corp. Class A	1,224,276	17,642
*	DIRECTV Class A	506,403	17,122
	NIKE Inc. Class B	210,752	15,490
	Johnson Controls Inc.	358,904	11,840
*	Viacom Inc. Class B	333,621	11,470
	Time Warner Cable Inc.	193,126	10,296
	TJX Cos. Inc.	230,557	9,803
	Yum! Brands Inc.	255,697	9,801
*	Starbucks Corp.	401,251	9,738
	Carnival Corp.	239,888	9,327
*	Kohl’s Corp.	167,641	9,183
	Staples Inc.	391,096	9,148
	Best Buy Co. Inc.	185,910	7,909
	Coach Inc.	173,621	6,862
	Omnicom Group Inc.	172,272	6,686
*	Bed Bath & Beyond Inc.	144,456	6,321
	McGraw-Hill Cos. Inc.	171,205	6,104
	Gap Inc.	260,238	6,014
*	priceline.com Inc.	23,347	5,954
*	Discovery
	Communications Inc.
	Class A	153,959	5,202
	CBS Corp. Class B	372,338	5,190
	Macy’s Inc.	223,396	4,863
	Stanley Black & Decker Inc.	83,661	4,803
	Starwood Hotels &
	Resorts Worldwide Inc.	100,287	4,677
	Mattel Inc.	199,091	4,527

			Market
			Value•
		Shares	($000)
	Marriott International Inc.
	Class A	136,719	4,309
*	Apollo Group Inc. Class A	70,304	4,309
	JC Penney Co. Inc.	132,302	4,256
	Fortune Brands Inc.	85,331	4,139
	VF Corp.	49,330	3,954
	Genuine Parts Co.	89,709	3,789
	Nordstrom Inc.	90,994	3,717
	Whirlpool Corp.	41,806	3,648
	Sherwin-Williams Co.	52,449	3,550
	Harley-Davidson Inc.	125,397	3,520
	Ltd Brands Inc.	141,884	3,493
	Darden Restaurants Inc.	78,279	3,487
	Ross Stores Inc.	62,510	3,342
	H&R Block Inc.	184,506	3,284
*	O’Reilly Automotive Inc.	77,431	3,230
	Tiffany & Co.	66,209	3,144
	International Game
	Technology	164,724	3,039
*,^	Sears Holdings Corp.	26,801	2,906
*	AutoZone Inc.	16,506	2,857
	Expedia Inc.	111,149	2,774
	Family Dollar Stores Inc.	75,324	2,758
	Wynn Resorts Ltd.	35,568	2,697
	Polo Ralph Lauren Corp.
	Class A	31,344	2,666
	Wyndham Worldwide Corp.	98,643	2,538
	Hasbro Inc.	65,999	2,527
*	Urban Outfitters Inc.	63,298	2,407
	DeVry Inc.	35,276	2,300
	Newell Rubbermaid Inc.	149,609	2,274
*	Interpublic Group
	of Cos. Inc.	270,911	2,254
	Abercrombie & Fitch Co.	47,891	2,186
	Scripps Networks
	Interactive Inc. Class A	48,801	2,164
	Gannett Co. Inc.	126,539	2,090
*	Pulte Group Inc.	172,178	1,937
*	GameStop Corp. Class A	87,468	1,916
	DR Horton Inc.	148,268	1,868
	Leggett & Platt Inc.	84,054	1,819

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	Big Lots Inc.	45,715	1,665
	RadioShack Corp.	71,479	1,618
*	Harman International
	Industries Inc.	34,287	1,604
*	Goodyear Tire & Rubber Co.	123,465	1,561
	Washington Post Co.
	Class B	3,183	1,414
	Lennar Corp. Class A	72,707	1,251
*	Office Depot Inc.	155,150	1,238
*	AutoNation Inc.	51,617	933
*	Eastman Kodak Co.	156,319	905
	Meredith Corp.	24,791	853
*	New York Times Co.
	Class A	64,734	721
			579,581
Consumer Staples (6.8%)
	Procter & Gamble Co.	1,577,805	99,828
	Coca-Cola Co.	1,251,987	68,859
	Wal-Mart Stores Inc.	1,159,320	64,458
	PepsiCo Inc.	881,551	58,323
	Philip Morris
	International Inc.	1,022,692	53,344
	Kraft Foods Inc.	932,253	28,191
	CVS Caremark Corp.	756,093	27,643
	Altria Group Inc.	1,123,837	23,061
	Colgate-Palmolive Co.	269,632	22,989
	Walgreen Co.	535,933	19,878
	Kimberly-Clark Corp.	224,665	14,127
	Costco Wholesale Corp.	236,250	14,106
	General Mills Inc.	178,758	12,654
	Archer-Daniels-Midland Co.	352,355	10,183
	Sysco Corp.	323,800	9,552
	Avon Products Inc.	233,851	7,921
	HJ Heinz Co.	173,407	7,909
	Kroger Co.	356,596	7,724
	Kellogg Co.	140,618	7,513
	Lorillard Inc.	85,611	6,441
	ConAgra Foods Inc.	241,029	6,043
	Mead Johnson Nutrition Co.	105,193	5,473
	Safeway Inc.	220,040	5,470
	Sara Lee Corp.	377,846	5,263
	Reynolds American Inc.	91,785	4,955
	Clorox Co.	77,120	4,946
	Coca-Cola Enterprises Inc.	174,709	4,832
	Dr Pepper Snapple
	Group Inc.	133,765	4,705
	Estee Lauder Cos. Inc.
	Class A	63,062	4,091
	JM Smucker Co.	66,275	3,994
	Hershey Co.	90,092	3,857
	Campbell Soup Co.	105,683	3,736
	Molson Coors Brewing Co.
	Class B	82,856	3,485
	Brown-Forman Corp. Class B	56,416	3,354
	Tyson Foods Inc. Class A	162,246	3,107
*	Whole Foods Market Inc.	84,999	3,073
	McCormick & Co. Inc.	70,406	2,701
*	Constellation Brands Inc.
	Class A	113,133	1,860
	SUPERVALU Inc.	109,162	1,821
	Hormel Foods Corp.	38,629	1,623
*	Dean Foods Co.	100,096	1,570
			644,663
Energy (6.5%)
	Exxon Mobil Corp.	2,563,904	171,730
	Chevron Corp.	1,090,322	82,679
	Schlumberger Ltd.	652,115	41,383
	ConocoPhillips	805,682	41,227
	Occidental Petroleum Corp.	440,677	37,255
	Anadarko Petroleum Corp.	266,363	19,399
	Apache Corp.	182,209	18,494
	Devon Energy Corp.	240,600	15,502
	XTO Energy Inc.	314,255	14,827
	Halliburton Co.	488,455	14,717
	EOG Resources Inc.	138,386	12,862
	Marathon Oil Corp.	388,997	12,308
	Hess Corp.	159,554	9,980
	National Oilwell Varco Inc.	229,503	9,313
	Chesapeake Energy Corp.	349,591	8,264
	Spectra Energy Corp.	355,438	8,008
	Baker Hughes Inc.	167,189	7,831
*	Southwestern Energy Co.	188,714	7,684
	Williams Cos. Inc.	316,599	7,313
	Noble Energy Inc.	96,108	7,016
	Peabody Energy Corp.	145,999	6,672
	Valero Energy Corp.	303,426	5,978
	Murphy Oil Corp.	102,617	5,766
	Smith International Inc.	128,486	5,502
*	Cameron International Corp.	122,302	5,242
	Consol Energy Inc.	119,154	5,083
*	FMC Technologies Inc.	65,842	4,255
	El Paso Corp.	375,251	4,068
	Range Resources Corp.	84,784	3,974
*	Denbury Resources Inc.	214,828	3,624
	Pioneer Natural
	Resources Co.	61,077	3,440
	BJ Services Co.	157,111	3,362
	Diamond Offshore
	Drilling Inc.	37,411	3,323
*	Nabors Industries Ltd.	151,361	2,971
	Massey Energy Co.	43,922	2,297
	Helmerich & Payne Inc.	57,382	2,185
	Cabot Oil & Gas Corp.	55,305	2,035
	Sunoco Inc.	65,864	1,957
*	Rowan Cos. Inc.	63,232	1,841
	Tesoro Corp.	74,877	1,041
			622,408
Financials (9.9%)
	Bank of America Corp.	5,424,311	96,824
	JPMorgan Chase & Co.	2,149,533	96,192
	Wells Fargo & Co.	2,799,762	87,129

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	895,421	72,771
	Goldman Sachs Group Inc.	283,595	48,390
*	Citigroup Inc.	10,537,570	42,677
	US Bancorp	1,037,465	26,850
	American Express Co.	645,131	26,618
	Morgan Stanley	749,109	21,941
	Bank of New York
	Mellon Corp.	652,676	20,155
	MetLife Inc.	443,503	19,221
	PNC Financial Services
	Group Inc.	273,420	16,323
	Prudential Financial Inc.	254,513	15,398
	Travelers Cos. Inc.	281,245	15,170
	Aflac Inc.	256,765	13,940
	Simon Property Group Inc.	156,479	13,129
	BB&T Corp.	374,149	12,119
	State Street Corp.	267,389	12,070
	CME Group Inc.	36,485	11,533
	Capital One Financial Corp.	242,791	10,054
	Charles Schwab Corp.	523,419	9,783
	Allstate Corp.	294,171	9,505
	Chubb Corp.	179,682	9,316
	Franklin Resources Inc.	82,045	9,099
	T Rowe Price Group Inc.	141,033	7,747
	Loews Corp.	198,313	7,393
	Northern Trust Corp.	132,202	7,305
	SunTrust Banks Inc.	268,666	7,198
	Marsh & McLennan Cos. Inc.	290,344	7,090
	Progressive Corp.	370,555	7,074
	Public Storage	72,943	6,710
	Hartford Financial
	Services Group Inc.	230,446	6,549
	Vornado Realty Trust	85,531	6,475
	Ameriprise Financial Inc.	141,625	6,424
	AON Corp.	149,960	6,405
	Equity Residential	151,198	5,919
	Fifth Third Bancorp	427,225	5,806
	Boston Properties Inc.	74,437	5,616
	Principal Financial Group Inc.	176,526	5,156
	Invesco Ltd.	234,452	5,137
	Host Hotels & Resorts Inc.	349,954	5,127
	HCP Inc.	154,809	5,109
	Lincoln National Corp.	163,131	5,008
	Regions Financial Corp.	636,229	4,994
*	Genworth Financial Inc.
	Class A	268,487	4,924
	Unum Group	186,615	4,622
	Discover Financial Services	298,432	4,447
*	IntercontinentalExchange Inc.	39,420	4,422
	NYSE Euronext	141,165	4,180
	Ventas Inc.	86,395	4,102
	AvalonBay Communities Inc.	44,516	3,844
	KeyCorp	480,993	3,728
	Hudson City Bancorp Inc.	253,855	3,595
	Plum Creek Timber Co. Inc.	89,681	3,489

	XL Capital Ltd. Class A	183,517	3,468
	M&T Bank Corp.	42,761	3,394
	Kimco Realty Corp.	210,545	3,293
*	SLM Corp.	262,701	3,289
	Comerica Inc.	85,345	3,246
	Moody’s Corp.	106,035	3,155
	ProLogis	236,098	3,116
	People’s United
	Financial Inc.	194,985	3,050
	Health Care REIT Inc.	65,102	2,945
	Cincinnati Financial Corp.	90,432	2,613
	Torchmark Corp.	48,433	2,592
	Legg Mason Inc.	90,170	2,585
*,^	American International
	Group Inc.	75,497	2,577
*	Leucadia National Corp.	97,011	2,407
	Assurant Inc.	67,370	2,316
	Marshall & Ilsley Corp.	258,002	2,077
*	CB Richard Ellis Group Inc.
	Class A	125,057	1,982
*	First Horizon National Corp.	131,675	1,850
	Huntington Bancshares Inc.	310,706	1,668
*	NASDAQ OMX Group Inc.	75,596	1,597
	Zions Bancorporation	62,809	1,370
	Federated Investors Inc.
	Class B	47,982	1,266
	Janus Capital Group Inc.	82,528	1,179
	Apartment Investment &
	Management Co.	61,692	1,136
*	E*Trade Financial Corp.	621,115	1,025
			940,998
Health Care (7.3%)
	Johnson & Johnson	1,494,130	97,417
	Pfizer Inc.	4,385,461	75,211
	Merck & Co. Inc.	1,681,321	62,797
	Abbott Laboratories	840,084	44,256
*	Amgen Inc.	534,058	31,915
	Medtronic Inc.	600,489	27,040
	Bristol-Myers Squibb Co.	927,531	24,765
*	Gilead Sciences Inc.	488,111	22,199
	UnitedHealth Group Inc.	630,104	20,586
	Eli Lilly & Co.	548,100	19,852
	Baxter International Inc.	326,763	19,018
*	Medco Health
	Solutions Inc.	253,131	16,342
*	WellPoint Inc.	241,976	15,578
*	Celgene Corp.	249,319	15,448
*	Express Scripts Inc.	148,925	15,155
*	Thermo Fisher
	Scientific Inc.	223,968	11,521
	Allergan Inc.	168,867	11,030
	Becton Dickinson and Co.	128,125	10,087
	McKesson Corp.	145,886	9,588
	Stryker Corp.	152,379	8,719
	Aetna Inc.	238,711	8,381
*	Biogen Idec Inc.	145,271	8,333

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	St. Jude Medical Inc.	183,742	7,543
*	Genzyme Corp.	143,694	7,448
*	Intuitive Surgical Inc.	20,996	7,309
	Cardinal Health Inc.	196,820	7,091
*	Zimmer Holdings Inc.	117,103	6,933
*	Boston Scientific Corp.	826,551	5,968
	CIGNA Corp.	148,178	5,420
*	Forest Laboratories Inc.	164,296	5,152
*	Hospira Inc.	89,333	5,061
	Quest Diagnostics Inc.	85,390	4,977
*	Life Technologies Corp.	95,220	4,977
	CR Bard Inc.	53,123	4,602
	AmerisourceBergen Corp.
	Class A	158,499	4,584
*	Laboratory Corp. of
	America Holdings	58,386	4,420
*	Humana Inc.	93,841	4,389
*	Mylan Inc.	171,354	3,891
*	Varian Medical Systems Inc.	70,245	3,887
*	DaVita Inc.	56,278	3,568
*	Waters Corp.	52,144	3,522
*	Millipore Corp.	28,880	3,050
	DENTSPLY International Inc.	83,736	2,918
*	Cephalon Inc.	41,167	2,790
*	CareFusion Corp.	100,770	2,663
*	Watson Pharmaceuticals Inc.	58,382	2,439
*	Coventry Health Care Inc.	86,662	2,142
	PerkinElmer Inc.	71,585	1,711
	Patterson Cos. Inc.	51,573	1,601
*	King Pharmaceuticals Inc.	135,881	1,598
*	Tenet Healthcare Corp.	237,336	1,358
			698,250
Industrials (6.3%)
	General Electric Co.	5,787,137	105,326
	United Technologies Corp.	508,975	37,466
	United Parcel Service Inc.
	Class B	538,866	34,708
	3M Co.	385,113	32,184
	Boeing Co.	405,782	29,464
	Caterpillar Inc.	337,571	21,216
	Emerson Electric Co.	407,729	20,525
	Union Pacific Corp.	273,426	20,042
	Honeywell International Inc.	413,989	18,741
	General Dynamics Corp.	208,764	16,117
	FedEx Corp.	171,029	15,974
	Lockheed Martin Corp.	172,986	14,396
	Deere & Co.	228,715	13,599
	Raytheon Co.	210,426	12,020
	Danaher Corp.	142,094	11,355
	Norfolk Southern Corp.	201,576	11,266
	CSX Corp.	214,046	10,895
	Northrop Grumman Corp.	164,158	10,764
	Illinois Tool Works Inc.	211,209	10,003
	Precision Castparts Corp.	76,806	9,732
	Waste Management Inc.	269,936	9,294
	PACCAR Inc.	196,429	8,513

	Cummins Inc.	111,266	6,893
	Eaton Corp.	89,167	6,756
	L-3 Communications
	Holdings Inc.	63,539	5,822
	Parker Hannifin Corp.	87,345	5,655
	Southwest Airlines Co.	411,511	5,440
	Rockwell Collins Inc.	86,480	5,413
	ITT Corp.	100,353	5,380
	CH Robinson
	Worldwide Inc.	92,310	5,155
	Republic Services Inc.
	Class A	173,464	5,034
	Dover Corp.	103,987	4,861
	Goodrich Corp.	66,639	4,699
	Fluor Corp.	95,923	4,461
	Rockwell Automation Inc.	78,735	4,437
	Expeditors International
	of Washington Inc.	117,713	4,346
	WW Grainger Inc.	34,633	3,744
	Fastenal Co.	72,320	3,471
	Flowserve Corp.	29,916	3,299
*,^	First Solar Inc.	26,789	3,286
	Textron Inc.	145,542	3,090
	Masco Corp.	191,698	2,975
*	Jacobs Engineering
	Group Inc.	65,179	2,945
	Roper Industries Inc.	49,893	2,886
	Iron Mountain Inc.	102,897	2,819
	Pitney Bowes Inc.	113,612	2,778
	Equifax Inc.	73,703	2,639
	Pall Corp.	65,017	2,633
*	Stericycle Inc.	48,176	2,626
	Robert Half International Inc.	83,335	2,536
	RR Donnelley & Sons Co.	113,225	2,417
	Dun & Bradstreet Corp.	28,672	2,134
*	Quanta Services Inc.	110,429	2,116
	Cintas Corp.	73,358	2,061
	Avery Dennison Corp.	54,653	1,990
	Snap-On Inc.	33,284	1,442
	Ryder System Inc.	31,930	1,238
			603,077
Information Technology (11.3%)
	Microsoft Corp.	4,126,903	120,794
*	Apple Inc.	490,933	115,335
	International Business
	Machines Corp.	706,189	90,569
*	Cisco Systems Inc.	3,109,572	80,942
*	Google Inc. Class A	131,030	74,295
	Hewlett-Packard Co.	1,278,944	67,976
	Intel Corp.	3,000,246	66,786
	Oracle Corp.	2,124,074	54,568
	QUALCOMM Inc.	906,812	38,077
	Visa Inc. Class A	239,441	21,796
*	EMC Corp.	1,113,661	20,090
	Corning Inc.	842,823	17,033
	Texas Instruments Inc.	678,766	16,609

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	eBay Inc.	608,495	16,399
*	Dell Inc.	931,968	13,989
	Mastercard Inc. Class A	52,209	13,261
	Automatic Data
	Processing Inc.	276,191	12,282
*	Yahoo! Inc.	642,646	10,623
*	Adobe Systems Inc.	288,002	10,187
	Applied Materials Inc.	731,827	9,865
*	Motorola Inc.	1,260,297	8,847
*	Juniper Networks Inc.	287,042	8,806
*	Cognizant Technology
	Solutions Corp. Class A	161,343	8,225
	Broadcom Corp. Class A	236,043	7,832
*	Symantec Corp.	447,343	7,569
	Xerox Corp.	727,626	7,094
*	Agilent Technologies Inc.	191,743	6,594
	Western Union Co.	377,025	6,394
*	NetApp Inc.	186,111	6,060
*	Intuit Inc.	174,316	5,986
	Paychex Inc.	176,493	5,418
*	NVIDIA Corp.	297,770	5,175
	CA Inc.	218,109	5,119
*	Micron Technology Inc.	473,052	4,915
*	Citrix Systems Inc.	100,691	4,780
*	Western Digital Corp.	122,545	4,778
*	Computer Sciences Corp.	84,887	4,626
	Analog Devices Inc.	158,050	4,555
*	Fiserv Inc.	84,705	4,300
*	Salesforce.com Inc.	57,712	4,297
*	SanDisk Corp.	122,437	4,240
	Fidelity National Information
	Services Inc.	172,151	4,035
	Amphenol Corp. Class A	94,454	3,985
	Altera Corp.	162,257	3,945
	Xilinx Inc.	147,869	3,771
*	BMC Software Inc.	99,132	3,767
*	Autodesk Inc.	125,769	3,700
*	McAfee Inc.	86,617	3,476
	Linear Technology Corp.	122,798	3,473
	Harris Corp.	72,540	3,445
*	Electronic Arts Inc.	179,342	3,347
*	Red Hat Inc.	108,453	3,174
*	Akamai Technologies Inc.	94,530	2,969
*	Advanced Micro
	Devices Inc.	314,666	2,917
	KLA-Tencor Corp.	91,579	2,832
	Microchip Technology Inc.	99,457	2,801
*	Teradata Corp.	94,437	2,728
*	VeriSign Inc.	103,125	2,682
*	SAIC Inc.	140,083	2,480
*	FLIR Systems Inc.	84,465	2,382
*	LSI Corp.	355,150	2,174
*	MEMC Electronic
	Materials Inc.	126,239	1,935
	National
	Semiconductor Corp.	129,620	1,873

	Tellabs Inc.	236,476	1,790
	Jabil Circuit Inc.	100,769	1,631
*	Lexmark International Inc.
	Class A	44,635	1,610
	Molex Inc.	76,326	1,592
	Total System Services Inc.	99,692	1,561
*	QLogic Corp.	71,156	1,445
*	Novellus Systems Inc.	54,027	1,351
*	JDS Uniphase Corp.	103,053	1,291
*	Teradyne Inc.	106,526	1,190
*	Monster Worldwide Inc.	67,579	1,123
*	Novell Inc.	181,769	1,089
*	Compuware Corp.	128,257	1,077
			1,081,727
Materials (2.1%)
	Monsanto Co.	295,618	21,113
	Freeport-McMoRan
	Copper & Gold Inc.	230,681	19,271
	Dow Chemical Co.	619,793	18,327
	EI du Pont de
	Nemours & Co.	489,589	18,232
	Praxair Inc.	166,040	13,781
	Newmont Mining Corp.	265,062	13,500
	Air Products &
	Chemicals Inc.	115,205	8,519
	Nucor Corp.	172,397	7,823
	Alcoa Inc.	533,154	7,592
	PPG Industries Inc.	92,611	6,057
	International Paper Co.	232,723	5,727
	Ecolab Inc.	128,323	5,640
	Weyerhaeuser Co.	116,546	5,276
	United States Steel Corp.	76,705	4,872
	Cliffs Natural Resources Inc.	68,131	4,834
	Sigma-Aldrich Corp.	67,057	3,598
*	Owens-Illinois Inc.	95,099	3,380
	Vulcan Materials Co.	67,474	3,188
	Allegheny Technologies Inc.	55,014	2,970
	Ball Corp.	53,564	2,859
	Airgas Inc.	43,973	2,798
	Eastman Chemical Co.	40,082	2,552
	CF Industries Holdings Inc.	26,832	2,447
	MeadWestvaco Corp.	94,383	2,412
	FMC Corp.	39,558	2,395
	International Flavors &
	Fragrances Inc.	44,728	2,132
*	Pactiv Corp.	72,229	1,819
	Sealed Air Corp.	83,701	1,764
	Bemis Co. Inc.	59,043	1,696
	AK Steel Holding Corp.	58,704	1,342
*	Titanium Metals Corp.	49,032	814
			198,730
Telecommunication Services (1.7%)
	AT&T Inc.	3,207,029	82,870
	Verizon
	Communications Inc.	1,542,840	47,859

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	American Tower Corp.
	Class A	216,153	9,210
*	Sprint Nextel Corp.	1,634,248	6,210
	CenturyTel Inc.	162,155	5,750
	Qwest Communications
	International Inc.	806,921	4,212
	Windstream Corp.	236,471	2,575
	Frontier
	Communications Corp.	173,520	1,291
*	MetroPCS
	Communications Inc.	144,306	1,022
			160,999
Utilities (2.1%)
	Exelon Corp.	357,184	15,648
	Southern Co.	438,012	14,524
	Dominion Resources Inc.	325,518	13,382
	Duke Energy Corp.	712,289	11,625
	FPL Group Inc.	226,156	10,930
	American Electric
	Power Co. Inc.	261,228	8,929
	PG&E Corp.	203,208	8,620
	Entergy Corp.	103,824	8,446
	Public Service
	Enterprise Group Inc.	279,556	8,253
	Consolidated Edison Inc.	152,487	6,792
	Sempra Energy	134,823	6,728
	FirstEnergy Corp.	166,935	6,526
	Edison International	176,192	6,020

	Progress Energy Inc.	150,402	5,920
	PPL Corp.	207,196	5,741
	Xcel Energy Inc.	251,049	5,322
*	AES Corp.	374,266	4,117
	Questar Corp.	95,264	4,115
	DTE Energy Co.	90,877	4,053
	Constellation Energy
	Group Inc.	111,835	3,927
	Ameren Corp.	130,158	3,395
	Wisconsin Energy Corp.	65,852	3,254
	EQT Corp.	74,299	3,046
	CenterPoint Energy Inc.	205,601	2,952
*	NRG Energy Inc.	140,442	2,935
	Northeast Utilities	96,423	2,665
	Oneok Inc.	51,979	2,373
	NiSource Inc.	149,874	2,368
	SCANA Corp.	61,189	2,300
	Pepco Holdings Inc.	125,256	2,148
	Allegheny Energy Inc.	91,721	2,110
	Pinnacle West Capital Corp.	55,894	2,109
	Integrys Energy Group Inc.	41,564	1,969
	CMS Energy Corp.	121,571	1,879
	TECO Energy Inc.	115,046	1,828
	Nicor Inc.	20,862	875
			197,824
Total Common Stocks
(Cost $3,595,687)			5,728,257

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (16.7%)[1]
U.S. Government Securities (16.7%)
United States Treasury Note/Bond	8.750%	8/15/20	53,990	76,303
United States Treasury Note/Bond	7.875%	2/15/21	19,205	25,828
United States Treasury Note/Bond	8.125%	8/15/21	42,000	57,625
United States Treasury Note/Bond	8.000%	11/15/21	70,515	96,088
United States Treasury Note/Bond	7.250%	8/15/22	16,629	21,615
United States Treasury Note/Bond	7.625%	11/15/22	8,000	10,714
United States Treasury Note/Bond	7.125%	2/15/23	22,978	29,613
United States Treasury Note/Bond	6.250%	8/15/23	71,765	86,241
United States Treasury Note/Bond	7.500%	11/15/24	28,500	38,266
United States Treasury Note/Bond	7.625%	2/15/25	16,827	22,859
United States Treasury Note/Bond	6.875%	8/15/25	51,780	66,149
United States Treasury Note/Bond	6.000%	2/15/26	21,282	25,090
United States Treasury Note/Bond	6.750%	8/15/26	24,000	30,476
United States Treasury Note/Bond	6.500%	11/15/26	15,805	19,615
United States Treasury Note/Bond	6.625%	2/15/27	13,826	17,378
United States Treasury Note/Bond	6.375%	8/15/27	24,000	29,479
United States Treasury Note/Bond	6.125%	11/15/27	50,471	60,431
United States Treasury Note/Bond	5.500%	8/15/28	16,119	18,053
United States Treasury Note/Bond	5.250%	11/15/28	15,553	16,931
United States Treasury Note/Bond	5.250%	2/15/29	15,790	17,184

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.125%	8/15/29	12,867	15,491
United States Treasury Note/Bond	6.250%	5/15/30	43,823	53,642
United States Treasury Note/Bond	5.375%	2/15/31	49,029	54,246
United States Treasury Note/Bond	4.500%	2/15/36	91,614	89,481
United States Treasury Note/Bond	4.750%	2/15/37	42,434	43,017
United States Treasury Note/Bond	5.000%	5/15/37	60,004	63,182
United States Treasury Note/Bond	4.375%	2/15/38	54,536	51,860
United States Treasury Note/Bond	4.500%	5/15/38	72,451	70,300
United States Treasury Note/Bond	3.500%	2/15/39	68,680	55,588
United States Treasury Note/Bond	4.250%	5/15/39	88,000	81,537
United States Treasury Note/Bond	4.500%	8/15/39	99,700	96,288
United States Treasury Note/Bond	4.375%	11/15/39	106,700	100,899
United States Treasury Note/Bond	4.625%	2/15/40	50,000	49,282
Total U.S. Government and Agency Obligations (Cost $1,643,738)				1,590,751

			Shares
Temporary Cash Investments (23.3%)[1]
Money Market Fund (20.1%)
2,3 Vanguard Market Liquidity Fund	0.183%		1,914,641,913	1,914,642

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.3%)
4 United States Treasury Bill	0.152%	6/10/10	117,120	117,088

Commercial Paper (1.9%)
Bank of America Corp.	0.200%	4/28/10	2,000	2,000
BGL BNP Paribas SA	0.200%	4/1/10	20,000	20,000
Fortis Banque Luxembourg	0.260%	5/19/10	30,615	30,606
Lloyds TSB Bank PLC	0.180%	4/26/10	20,000	19,997
Royal Bank of Scotland Group	0.170%	4/13/10	20,000	19,999
Societe Generale N.A. Inc.	0.190%	4/1/10	35,000	35,000
Toyota Motor Credit Corp.	0.350%	6/21/10	40,000	39,973
Union Bank NA	0.190%	4/16/10	16,000	15,999
				183,574
Total Temporary Cash Investments (Cost $2,215,295)				2,215,304
Total Investments (100.1%) (Cost $7,454,720)				9,534,312
Other Assets and Liabilities (-0.1%)
Other Assets				34,465
Liabilities[3]				(43,740)
				(9,275)
Net Assets (100%)				9,525,037

Asset Allocation Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,834,740
Undistributed Net Investment Income	18,999
Accumulated Net Realized Losses	(1,449,271)
Unrealized Appreciation (Depreciation)
Investment Securities	2,079,592
Futures Contracts	40,977
Net Assets	9,525,037

Investor Shares—Net Assets
Applicable to 366,296,981 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,217,319
Net Asset Value Per Share—Investor Shares	$22.43

Admiral Shares—Net Assets
Applicable to 25,958,161 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,307,718
Net Asset Value Per Share—Admiral Shares	$50.38

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,843,000.
1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 72.7%, 30.1%, and (2.7%), respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $7,020,000 of collateral received for securities on loan.
4 Securities with a value of $117,088,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends	68,670
Interest[1]	30,346
Security Lending	347
Total Income	99,363
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,982
Performance Adjustment	(2,763
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,166
Management and Administrative—Admiral Shares	731
Marketing and Distribution—Investor Shares	692
Marketing and Distribution—Admiral Shares	100
Custodian Fees	70
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	10
Total Expenses	13,017
Net Investment Income	86,346
Realized Net Gain (Loss)
Investment Securities Sold	95,422
Futures Contracts	79,892
Realized Net Gain (Loss)	175,314
Change in Unrealized Appreciation (Depreciation)
Investment Securities	409,671
Futures Contracts	(15,691)
Change in Unrealized Appreciation (Depreciation)	393,980
Net Increase (Decrease) in Net Assets Resulting from Operations	655,640

1 Interest income from an affiliated company of the fund was $1,974,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	86,346	173,447
Realized Net Gain (Loss)	175,314	(985,882)
Change in Unrealized Appreciation (Depreciation)	393,980	(235,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	655,640	(1,048,339)
Distributions
Net Investment Income
Investor Shares	(73,522)	(165,958)
Admiral Shares	(12,650)	(29,992)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(86,172)	(195,950)
Capital Share Transactions
Investor Shares	(122,121)	(184,139)
Admiral Shares	(76,790)	(194,542)
Net Increase (Decrease) from Capital Share Transactions	(198,911)	(378,681)
Total Increase (Decrease)	370,557	(1,622,970)
Net Assets
Beginning of Period	9,154,480	10,777,450
End of Period[1]	9,525,037	9,154,480

1 Net Assets—End of Period includes undistributed net investment income of $18,999,000 and $18,825,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.11	$23.91	$30.92	$27.29	$25.08	$22.92
Investment Operations
Net Investment Income	.202	.384	.594	.660	.520	.480
Net Realized and Unrealized Gain (Loss)
on Investments	1.318	(2.752)	(6.945)	3.590	2.200	2.160
Total from Investment Operations	1.520	(2.368)	(6.351)	4.250	2.720	2.640
Distributions
Dividends from Net Investment Income	(.200)	(.432)	(.659)	(.620)	(.510)	(.480)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.200)	(.432)	(.659)	(.620)	(.510)	(.480)
Net Asset Value, End of Period	$22.43	$21.11	$23.91	$30.92	$27.29	$25.08

Total Return[1]	7.24%	-9.60%	-20.84%	15.69%	11.00%	11.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,217	$7,849	$9,043	$11,833	$10,024	$9,333
Ratio of Total Expenses to
Average Net Assets[2]	0.30%[3]	0.29%	0.31%	0.37%	0.41%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.85%[3]	2.07%	2.11%	2.25%	2.01%	1.98%
Portfolio Turnover Rate	37%[3]	16%	5%	6%	16%	6%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, 0.04%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$47.39	$53.69	$69.43	$61.28	$56.33	$51.47
Investment Operations
Net Investment Income	.481	.908	1.403	1.555	1.235	1.145
Net Realized and Unrealized Gain (Loss)
on Investments	2.984	(6.185)	(15.599)	8.054	4.924	4.849
Total from Investment Operations	3.465	(5.277)	(14.196)	9.609	6.159	5.994
Distributions
Dividends from Net Investment Income	(.475)	(1.023)	(1.544)	(1.459)	(1.209)	(1.134)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.475)	(1.023)	(1.544)	(1.459)	(1.209)	(1.134)
Net Asset Value, End of Period	$50.38	$47.39	$53.69	$69.43	$61.28	$56.33

Total Return	7.35%	-9.51%	-20.76%	15.81%	11.10%	11.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,308	$1,305	$1,734	$2,310	$1,858	$1,571
Ratio of Total Expenses to
Average Net Assets[1]	0.18%[2]	0.18%	0.20%	0.27%	0.30%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.97%[2]	2.18%	2.22%	2.35%	2.12%	2.08%
Portfolio Turnover Rate	37%[2]	16%	5%	6%	16%	6%

1 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, 0.04%, and 0.01%.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity.

The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Asset Allocation Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the six months ended March 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $2,763,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $1,797,000 to

Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Asset Allocation Fund

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,728,257	—	—
U.S. Government and Agency Obligations	—	1,590,751	—
Temporary Cash Investments	1,914,642	300,662	—
Futures Contracts—Assets[1]	5,150	—	—
Futures Contracts—Liabilities[1]	(4,319)	—	—
Total	7,643,730	1,891,413	—

1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	InterestRate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	5,150	5,150
Liabilities	(4,319)	—	(4,319)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2010, were:

	Equity	InterestRate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	114,715	(34,823)	79,892

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	(31)	(15,660)	(15,691)

At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	June 2010	10,987	1,275,865	7,870
S&P 500 Index	June 2010	4,113	1,198,117	33,109
E-mini S&P 500 Index	June 2010	(1)	(58)	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Asset Allocation Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $1,177,363,000 to offset future net capital gains of $4,666,000 through September 30, 2011, $94,815,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017. In addition, the fund realized losses of $350,686,000 during the period from November 1, 2008, through

September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $7,454,720,000. Net unrealized appreciation of investment securities for tax purposes was $2,079,592,000, consisting of unrealized gains of $2,487,840,000 on securities that had risen in value since their purchase and $408,248,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $170,680,000 of investment securities and sold $989,379,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,202,784,000 and $266,078,000, respectively.

H. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	March 31, 2010		September 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000	($000)	(000)
Investor Shares
Issued	277,047	12,855	1,141,130	63,562
Issued in Lieu of Cash Distributions	72,869	3,383	164,300	9,026
Redeemed	(472,037)	(21,833)	(1,489,569)	(78,980)
Net Increase (Decrease)—Investor Shares	(122,121)	(5,595)	(184,139)	(6,392)
Admiral Shares
Issued	45,318	934	74,170	1,789
Issued in Lieu of Cash Distributions	11,331	234	27,019	662
Redeemed	(133,439)	(2,748)	(295,731)	(7,217)
Net Increase (Decrease)—Admiral Shares	(76,790)	(1,580)	(194,542)	(4,766)

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,072.40	$1.55
Admiral Shares	1,000.00	1,073.54	0.93
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,024.03	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
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Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q782 052010

Vanguard U.S. Value Fund
Semiannual Report

March 31, 2010

> Vanguard U.S. Value Fund returned 11.24% for the six months ended

March 31, 2010.

> The fund’s return was a step behind that of its benchmark, the Russell 3000

Value Index, but slightly ahead of the average return for multi-capitalization value funds.

> The advisors’ good stock selections in most sectors, including consumer staples and health care, were offset by disappointing selections in industrials, energy,

and materials.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard U.S. Value Fund	11.24%
Russell 3000 Value Index	11.51
Multi-Cap Value Funds Average	11.03

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$8.84	$9.64	$0.180	$0.000

1

Chairman’s Letter

Dear Shareholder:

Vanguard U.S. Value Fund returned 11.24% for the six months ended March 31, 2010. The fund’s result contrasted sharply with the losses we reported in our last annual and semiannual letters to you, which reflected the worst bear market for stocks in 70 years. From their low point in March 2009, U.S. stocks have experienced a nearly uninterrupted climb.

The fund has benefited from the rally, of course, but was held back in the past six months by some disappointing stock selections. The fund’s return was a bit behind that of its benchmark index, although slightly ahead of the average return of competing multi-cap value funds.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Over the past year, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks led their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Portugal and Spain, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-markets stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned 1.99% for the period, with investors continuing to prefer higher-risk corporate bonds over government issues.

The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near zero.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Market Barometer

	Total Returns
	Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

Fund stayed close to its benchmark, but some selections disappointed

The U.S. Value Fund’s advisors use independent, but complementary, quantitative models designed to select stocks of large and medium-sized companies that offer attractive long-term potential because they are temporarily underpriced in relation to their fundamental values. These stocks are generally out of favor with investors.

Each industry sector in the fund contributed to its six-month return of about 11%, a gratifying result on an absolute basis. When compared with the benchmark Russell 3000 Value Index, however, the six-month performance can be best described as adequate.

One stumbling block was the fund’s heavy investment in a handful of stocks that were among the weaker performers in their respective sectors. The fund’s selections lagged the index returns in the industrial, energy, and materials sectors.

U.S. Value’s other selections outpaced the relevant index sectors to various degrees. The fund’s holdings in consumer staples and health care were the most successful. In consumer staples, the fund benefited from good stock selection among packaged food companies, while in the health care sector, stocks of managed-care companies put the fund ahead.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.52%	1.30%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.50%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

The fund pretty much matched the result of the index in the financial sector, the largest component of both. U.S. Value enjoyed some notable successes in the sector: Compared with the index, for example, the fund had more exposure to strong performers such as New York Community Bancorp (+51%) and less to Citigroup (–16%), which was still reeling from the effects of the financial crisis.

A diversification strategy can help during difficult times

The future is always uncertain, as vividly illustrated in recent years. Since uncertainty can’t be abolished, it’s wise to consider diversifying your portfolio among, and within, different asset classes. Holding a mix of stock, bond, and short-term investments can help to protect your portfolio from the markets’ worst outcomes while giving you the opportunity to participate in the best. You can further enhance your chances of success by minimizing the costs associated with your investments.

For long-term investors, the U.S. Value Fund can play an important role as one component of such a broadly diversified portfolio.

At the end of the period, AXA Rosenberg Investment Management, one of the fund's two advisors, notified Vanguard that in June 2009, it had discovered a coding error that may have affected its risk model. We have been told by AXA that the error has been fixed, but we are obviously concerned about its existence. At this point, AXA is conducting a review of the situation, and we are waiting for its report, including an assessment of what impact, if any, the coding error may have had on the fund. We will continue to diligently monitor and assess the situation and determine the right course of action for the fund and its shareholders.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer April 14, 2010

5

Advisors’ Report

For the first six months of fiscal 2010, Vanguard U.S. Value Fund returned 11.24%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It's not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on April 14, 2010.

AXA Rosenberg Investment
Management LLC

Portfolio Manager:
William E. Ricks, Ph.D., Americas Chief
Executive and Chief Investment Officer

For the first half of the fund’s 2010 fiscal year, the portfolio benefited from a market environment that has begun to reconcile the long-term earnings power of companies with their short-term earnings trajectory. Our core investment proposition of capturing the fundamental features of equities—particularly valuation and forward earnings—has begun to be rewarded. Further, investors demonstrated increased willingness to take on valuation risk and have regained confidence in forward-earnings estimates.

Vanguard U.S. Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg Investment	68	356	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings forecast model,
			which identifies companies likely to have superior
			earnings.
Vanguard Quantitative Equity	28	146	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies relative to their
			peers.
Cash Investments	4	23	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

As historically large write-offs stabilized and the outlook for higher-quality earnings improved, market participants began to purchase stocks with attractive earnings profiles. As the next leg of the earnings environment starts to unfold, we expect that earnings growth will begin to moderate after the tremendous recovery of the past 12 months. Companies able to generate earnings growth at prices that do not reflect a premium for that growth should be well-positioned to outperform. Another evolving trend influencing the portfolio during this period has been the diminishing impact of the macroeconomic themes that had dominated stock prices in 2009. As these themes have moderated, stock selection has begun to take a more prominent role as the driver of overall portfolio performance.

Within our portion of the portfolio, our underweighting to energy and our overweighting to health care were the largest positive sector contributors, while our underweightings to industrials and consumer discretionary were the largest detractors at the sector level. However, most of the positive contribution came from stock selection within sectors, including utilities, consumer staples, and finance. Within finance, we benefited from an overweighting to insurance, including Prudential Financial, a top contributor. Stock selection among banks—including

New York Community Bancorp and an underweighting to Citigroup—also boosted returns.

Some of the main detractors to performance during the period included stock selection within industrials, materials, and energy.

For example, an overweighting to Marathon Oil hurt the portfolio’s relative performance, owing to modest returns during the period; however, our models continue to see a strong future earnings yield for this company, based on solid fundamentals. That analysis holds true as well for CVS Caremark, a stock in consumer staples, a sector in which stock selection otherwise made a positive contribution to return.

During the period, the portfolio migrated to a larger active overweighting to the information technology sector, driven primarily by a continued overweighting in the software industry group. IT companies remain attractive, not only because they continue to exhibit strong balance sheets with large cash balances and low debt, but because they offer improving earnings outlooks.

One area in which the portfolio remains defensively positioned is that of health care, whose overweighting moderated as the period progressed, based on attractive valuation and earnings prospects.

7

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

The U.S. equity market performed quite well for the fiscal half-year, rising more than 12% as the economy continued to exhibit signs of recovery, corporate earnings were stronger than anticipated, and more investors appeared to regain confidence in exposure to equities.

Volatility persisted in the investing mix, as not all news during the period was positive. The financial markets were upset by events such as China’s steps to slow its economy, Greece’s debt worries, and the uncertainty of health care and financial market regulation in the United States. Volatility in the U.S. markets could be with us for some time as the Federal Reserve begins to revise its credit policy and as employment and housing uncertainties remain. Growth stocks continued to outpace value-oriented, dividend-paying companies by more than 1 percentage point for the full six months. However, this trend was broken during the second three months of the period as value outperformed growth by more than 2 percentage points, led by consumer discretionary, industrials, and financial companies.

Our company evaluation process added value during the six months, as our valuation, management decisions, and growth indicators accurately identified the outperformers from the underperformers.

Our valuation model measures the price we will pay for a stock’s earnings or cash flow, while the management-decisions model evaluates the decisions corporate managers make to enhance shareholder value. The growth model differentiates between companies with low valuations due to poor growth prospects and firms with more attractive prospects. Our quality and market-sentiment metrics were neutral for the period.

At the stock level, selection results were strongest in the consumer discretionary and consumer staples sectors. Selections such as Wyndham Worldwide, Ford Motor, Limited Brands, Coca-Cola Enterprises, and Talbots led our relative results. On the other hand, our selection results in the financial, industrial, and energy sectors dampened our overall return. Financial firms State Street and Knight Capital Group and oilfield products and services company National Oilwell Varco did not perform as expected. In industrials, we were underweighted in companies like Boeing and Deere because they were not attractively ranked relative to their peers. That positioning reduced our performance as those companies performed better than the market for the semiannual period.

8

U.S. Value Fund

Fund Profile
As of March 31, 2010

Portfolio Characteristics
					DJ
			Russell		U.S. Total
			3000		Market
	Fund		Value Index		Index
Number of Stocks	445		2,055		4,159
Median Market Cap	$22.4B		$28.6	B	$31.4	B
Price/Earnings Ratio	15.0	x	24.0	x	23.0	x
Price/Book Ratio	1.5	x	1.6	x	2.2	x
Return on Equity	15.2%		14.9%		19.1%
Earnings Growth Rate	4.4%		-0.6%		6.9%
Dividend Yield	2.0%		2.1%		1.7%
Foreign Holdings	0.1%		0.0%		0.0%
Turnover Rate
(Annualized)	58%		—		—
Ticker Symbol	VUVLX		—		—
Expense Ratio[1]	0.52%		—		—
30-Day SEC Yield	1.29%		—		—
Short-Term Reserves	0.3%		—		—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	10.4%	10.8%	11.0%
Consumer Staples	5.8	5.3	9.8
Energy	16.3	16.6	10.0
Financials	26.8	26.9	17.3
Health Care	9.8	8.3	12.4
Industrials	9.4	11.3	10.9
Information
Technology	8.8	5.4	18.5
Materials	3.3	4.3	4.0
Telecommunication
Services	4.6	4.7	2.6
Utilities	4.8	6.4	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Value Index	Index
R-Squared	0.98	0.97
Beta	0.93	0.98
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.6%
JPMorgan Chase & Co.	Diversified Financial
	Services	3.0
Pfizer Inc.	Pharmaceuticals	2.6
Wells Fargo & Co.	Diversified Banks	2.6
General Electric Co.	Industrial
	Conglomerates	2.5
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Bank of America Corp.	Diversified Financial
	Services	2.1
Chevron Corp.	Integrated Oil &
	Gas	2.0
Goldman Sachs Group	Investment Banking
Inc.	& Brokerage	1.8
Travelers Cos. Inc.	Property & Casualty
	Insurance	1.5
Top Ten		23.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.50%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 29, 2000, Through March 31, 2010

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Since
	Date	Year	Years	Inception
U.S. Value Fund	6/29/2000	47.21%	-0.44%	3.59%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (9.9%)
*	Viacom Inc. Class B	156,053	5,365
	Walt Disney Co.	84,600	2,953
*	Ford Motor Co.	230,200	2,894
	Comcast Corp. Class A	150,789	2,838
	Ltd Brands Inc.	112,710	2,775
	Gannett Co. Inc.	144,132	2,381
	Home Depot Inc.	65,200	2,109
	DISH Network Corp. Class A	96,330	2,006
	News Corp. Class A	137,900	1,987
	Time Warner Inc.	61,466	1,922
	RadioShack Corp.	81,450	1,843
*	Big Lots Inc.	43,300	1,577
	Newell Rubbermaid Inc.	102,200	1,553
*	Rent-A-Center Inc.	56,000	1,324
	Johnson Controls Inc.	36,540	1,206
	Time Warner Cable Inc.	21,700	1,157
	Gap Inc.	46,950	1,085
	Wyndham Worldwide Corp.	35,300	908
*	TRW Automotive
	Holdings Corp.	30,968	885
	Jarden Corp.	24,900	829
	Expedia Inc.	32,300	806
	Bob Evans Farms Inc.	24,145	746
	Comcast Corp.	41,300	742
	Lowe’s Cos. Inc.	30,400	737
*,^	Talbots Inc.	48,000	622
^	Barnes & Noble Inc.	27,700	599
	Regis Corp.	29,714	555
*	Beazer Homes USA Inc.	120,000	545
	Scholastic Corp.	18,600	521
	DR Horton Inc.	39,200	494
*	Cabela’s Inc.	26,700	467
	Cracker Barrel Old
	Country Store Inc.	8,800	408
*	Genesco Inc.	13,100	406
*	Ruby Tuesday Inc.	38,370	406
*	Jo-Ann Stores Inc.	9,300	390

	American Greetings Corp.
	Class A	18,480	385
*	Interpublic Group of Cos. Inc.	46,100	384
*	Valassis Communications Inc.	13,400	373
	Macy’s Inc.	13,800	300
	Harte-Hanks Inc.	22,100	284
*	GameStop Corp. Class A	10,900	239
*	Core-Mark Holding Co. Inc.	6,300	193
*	Red Robin Gourmet
	Burgers Inc.	7,700	188
	Standard Motor Products Inc.	18,200	181
	Cablevision Systems Corp.
	Class A	7,400	179
*	Perry Ellis International Inc.	5,800	131
*	G-III Apparel Group Ltd.	4,730	130
	Spartan Motors Inc.	22,300	125
*	Tenneco Inc.	5,200	123
	Speedway Motorsports Inc.	7,700	120
*	La-Z-Boy Inc.	9,300	117
*	Autoliv Inc.	2,000	103
*	Stein Mart Inc.	11,100	100
	CSS Industries Inc.	4,900	99
*	Career Education Corp.	2,800	89
*	Liberty Media Corp. - Starz	1,500	82
*	Hawk Corp. Class A	2,900	57
*,^	Conn’s Inc.	6,691	52
*	Lithia Motors Inc. Class A	5,200	33
*	LodgeNet Interactive Corp.	4,500	31
	Books-A-Million Inc.	4,200	30
	Frisch’s Restaurants Inc.	1,300	29
*	Dorman Products Inc.	1,093	21
*	Bluegreen Corp.	2,400	8
	Stewart Enterprises Inc.
	Class A	1,133	7
*	Penske Auto Group Inc.	320	5
			52,239
Consumer Staples (5.3%)
	CVS Caremark Corp.	173,300	6,336
	Sara Lee Corp.	344,950	4,805
	Procter & Gamble Co.	46,359	2,933

11

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Del Monte Foods Co.	162,400	2,371
	Kraft Foods Inc.	58,618	1,773
	Dr Pepper Snapple Group Inc.	36,672	1,290
	General Mills Inc.	14,900	1,055
	Coca-Cola Co.	17,100	940
	Mead Johnson Nutrition Co.	17,146	892
	Hershey Co.	20,800	890
	Altria Group Inc.	32,060	658
	Archer-Daniels-Midland Co.	17,800	514
	Coca-Cola Enterprises Inc.	17,000	470
*	Fresh Del Monte Produce Inc.	21,600	437
	Casey’s General Stores Inc.	13,600	427
*	Whole Foods Market Inc.	11,462	414
	Nash Finch Co.	8,500	286
	ConAgra Foods Inc.	9,800	246
*	NBTY Inc.	4,200	202
	Spartan Stores Inc.	12,400	179
*	Energizer Holdings Inc.	2,612	164
*	Seneca Foods Corp. Class A	5,600	163
*	Pantry Inc.	12,500	156
	Imperial Sugar Co.	7,000	109
*	American Oriental
	Bioengineering Inc.	24,500	100
	Ingles Markets Inc. Class A	390	6
*	HQ Sustainable Maritime
	Industries Inc.	500	3
	Tyson Foods Inc. Class A	110	2
			27,821
Energy (15.8%)
	Exxon Mobil Corp.	281,300	18,841
	Chevron Corp.	140,630	10,664
	Apache Corp.	75,500	7,663
	Marathon Oil Corp.	219,237	6,937
	ConocoPhillips	100,490	5,142
	Williams Cos. Inc.	218,900	5,057
	Murphy Oil Corp.	78,600	4,417
	Occidental Petroleum Corp.	39,700	3,356
*	Rowan Cos. Inc.	82,760	2,409
	Devon Energy Corp.	31,600	2,036
	Anadarko Petroleum Corp.	22,500	1,639
	Schlumberger Ltd.	25,780	1,636
*	Nabors Industries Ltd.	78,340	1,538
*	SEACOR Holdings Inc.	18,600	1,500
*	Oil States International Inc.	31,154	1,413
	National Oilwell Varco Inc.	26,600	1,079
*	Newfield Exploration Co.	18,300	953
*	Plains Exploration &
	Production Co.	31,520	945
	Halliburton Co.	28,900	871
	XTO Energy Inc.	15,918	751
	Southern Union Co.	24,040	610
	Spectra Energy Corp.	23,800	536
	El Paso Corp.	35,800	388
	CARBO Ceramics Inc.	5,600	349
*	International Coal Group Inc.	68,598	313
*	ATP Oil & Gas Corp.	15,260	287

*	Tetra Technologies Inc.	18,933	231
*	USEC Inc.	40,020	231
	Berry Petroleum Co. Class A	7,200	203
	Chesapeake Energy Corp.	8,000	189
*	Cal Dive International Inc.	20,100	147
*	Global Industries Ltd.	13,950	90
	Massey Energy Co.	1,674	88
*	PHI Inc.	3,900	83
*	Green Plains Renewable
	Energy Inc.	5,500	78
	Cimarex Energy Co.	1,100	65
*	Venoco Inc.	4,200	54
*	Bolt Technology Corp.	3,800	43
*	Gulfport Energy Corp.	3,400	38
			82,870
Financials (26.0%)
	JPMorgan Chase & Co.	353,790	15,832
	Wells Fargo & Co.	435,653	13,558
	Bank of America Corp.	615,976	10,995
	Goldman Sachs Group Inc.	55,657	9,497
	Travelers Cos. Inc.	148,755	8,024
	Prudential Financial Inc.	105,200	6,365
	Unum Group	196,099	4,857
	Ameriprise Financial Inc.	105,620	4,791
	US Bancorp	183,500	4,749
	Loews Corp.	97,800	3,646
	New York Community
	Bancorp Inc.	191,510	3,168
	Discover Financial Services	169,360	2,523
	American Express Co.	58,500	2,414
	PNC Financial Services
	Group Inc.	38,300	2,286
	Platinum Underwriters
	Holdings Ltd.	55,830	2,070
	PartnerRe Ltd.	25,060	1,998
	Hospitality Properties Trust	79,700	1,909
	American Financial Group Inc.	64,620	1,838
	SL Green Realty Corp.	32,000	1,833
	Allied World Assurance Co.
	Holdings Ltd.	40,390	1,811
	Endurance Specialty
	Holdings Ltd.	47,600	1,768
	HRPT Properties Trust	215,700	1,678
	Aspen Insurance
	Holdings Ltd.	57,945	1,671
	Assurant Inc.	43,300	1,489
	Franklin Resources Inc.	9,500	1,054
	Validus Holdings Ltd.	38,000	1,046
	Chubb Corp.	19,900	1,032
	Morgan Stanley	34,300	1,005
	Bank of New York
	Mellon Corp.	31,700	979
*	Citigroup Inc.	237,814	963
*	CNA Financial Corp.	36,000	962
	Reinsurance Group of
	America Inc. Class A	17,300	909

12

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Hudson City Bancorp Inc.	61,600	872
	BlackRock Inc.	4,000	871
	Montpelier Re Holdings Ltd.	47,800	803
	Capital One Financial Corp.	18,910	783
	MetLife Inc.	16,400	711
	Unitrin Inc.	23,400	656
	State Street Corp.	12,300	555
	Medical Properties Trust Inc.	51,300	538
	Ventas Inc.	11,200	532
*	Conseco Inc.	83,950	522
*	World Acceptance Corp.	12,700	458
	Nelnet Inc. Class A	23,700	440
	Macerich Co.	11,264	432
	Annaly Capital
	Management Inc.	23,900	411
	Bank of Hawaii Corp.	9,100	409
	Torchmark Corp.	7,400	396
	Simon Property Group Inc.	4,710	395
	BOK Financial Corp.	7,500	393
	Rayonier Inc.	8,500	386
	Highwoods Properties Inc.	12,000	381
	Brandywine Realty Trust	30,600	374
	American Equity Investment
	Life Holding Co.	34,600	368
	Protective Life Corp.	16,640	366
	Everest Re Group Ltd.	3,900	316
	Max Capital Group Ltd.	13,313	306
	Argo Group International
	Holdings Ltd.	8,800	287
	Sun Communities Inc.	9,700	244
*	Ashford Hospitality Trust Inc.	32,800	235
	NYSE Euronext	7,500	222
	Oriental Financial Group Inc.	15,690	212
	Banco Latinoamericano de
	Comercio Exterior SA	14,400	207
*	Encore Capital Group Inc.	12,500	206
	Mid-America Apartment
	Communities Inc.	3,900	202
	Allstate Corp.	5,800	187
	Commerce Bancshares Inc.	4,410	181
	Ramco-Gershenson
	Properties Trust	14,672	165
	M&T Bank Corp.	1,900	151
*	First Horizon National Corp.	9,573	134
	DuPont Fabros Technology Inc.	6,034	130
*	SLM Corp.	10,100	126
	International Bancshares Corp.	5,200	120
	Mission West Properties Inc.	17,198	118
	Transatlantic Holdings Inc.	2,200	116
	First Bancorp	8,400	114
	BGC Partners Inc. Class A	16,900	103
	Vornado Realty Trust	1,359	103
	Horace Mann Educators Corp.	6,800	102
	Jefferies Group Inc.	4,200	99
	Republic Bancorp Inc. Class A	5,100	96
	Agree Realty Corp.	3,940	90

	Associated Estates
	Realty Corp.	6,400	88
*	First Industrial Realty
	Trust Inc.	11,300	88
*	AmeriCredit Corp.	3,600	86
*	Penson Worldwide Inc.	8,429	85
	Fifth Third Bancorp	6,200	84
	Student Loan Corp.	2,200	78
	ProLogis	5,800	77
*	American Safety Insurance
	Holdings Ltd.	4,600	76
	Equity Residential	1,800	70
	Advance America Cash
	Advance Centers Inc.	11,900	69
	Northrim BanCorp Inc.	3,900	67
*	Dollar Financial Corp.	2,600	63
	First Financial Bancorp	3,500	62
	Bar Harbor Bankshares	1,900	58
*	China Housing & Land
	Development Inc.	15,000	57
	First Defiance Financial Corp.	4,900	50
	Century Bancorp Inc. Class A	2,300	44
	U-Store-It Trust	5,200	37
	ESB Financial Corp.	2,523	33
	Porter Bancorp Inc.	1,890	25
	Great Southern Bancorp Inc.	900	20
	Wilber Corp.	2,742	18
	California First National Bancorp 713		10
	One Liberty Properties Inc.	227	4
	Enterprise Bancorp Inc.	5	—
			136,693
Health Care (9.3%)
	Pfizer Inc.	797,295	13,674
*	Forest Laboratories Inc.	160,200	5,024
	Merck & Co. Inc.	116,101	4,336
	CIGNA Corp.	103,520	3,787
	McKesson Corp.	53,200	3,496
	UnitedHealth Group Inc.	72,000	2,352
*	Humana Inc.	45,600	2,133
*	Life Technologies Corp.	37,196	1,944
	Johnson & Johnson	29,000	1,891
*	WellPoint Inc.	24,300	1,564
	Omnicare Inc.	48,720	1,378
*	Kinetic Concepts Inc.	25,100	1,200
	Bristol-Myers Squibb Co.	33,060	883
	AmerisourceBergen Corp.
	Class A	26,200	758
*	Coventry Health Care Inc.	24,010	594
*	Community Health
	Systems Inc.	15,500	572
*	Mylan Inc.	21,500	488
*	Amedisys Inc.	7,400	409
*	Kindred Healthcare Inc.	21,800	394
*	Odyssey HealthCare Inc.	16,900	306
*	LifePoint Hospitals Inc.	8,100	298
*	Universal American Corp.	15,800	243

13

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Invacare Corp.	8,800	234
*	Tenet Healthcare Corp.	24,700	141
*	Health Net Inc.	5,555	138
	Eli Lilly & Co.	2,500	91
*	King Pharmaceuticals Inc.	6,600	78
*	Kendle International Inc.	3,400	59
*	Conmed Corp.	2,127	51
	Cantel Medical Corp.	2,200	44
*	Medical Action Industries Inc.	1,900	23
*	NovaMed Inc.	3,300	11
*	Cambrex Corp.	1,600	6
*	Allied Healthcare
	International Inc.	1,500	4
			48,604
Industrials (9.0%)
	General Electric Co.	728,240	13,254
	L-3 Communications
	Holdings Inc.	44,000	4,032
	RR Donnelley & Sons Co.	100,100	2,137
	Boeing Co.	24,378	1,770
	Northrop Grumman Corp.	26,200	1,718
	General Dynamics Corp.	22,000	1,698
	FedEx Corp.	16,900	1,578
	SPX Corp.	23,700	1,572
	Raytheon Co.	25,300	1,445
*	EMCOR Group Inc.	48,400	1,192
	CSX Corp.	23,400	1,191
	Ryder System Inc.	28,600	1,109
*	Alaska Air Group Inc.	24,650	1,016
	United Technologies Corp.	13,000	957
	Joy Global Inc.	14,700	832
*	Dollar Thrifty Automotive
	Group Inc.	25,700	826
*	General Cable Corp.	29,900	807
*	Owens Corning	31,200	794
	Skywest Inc.	45,500	650
*	Avis Budget Group Inc.	47,400	545
*	Atlas Air Worldwide
	Holdings Inc.	10,200	541
	KBR Inc.	21,400	474
	Deluxe Corp.	21,600	419
*	Oshkosh Corp.	10,200	411
	Union Pacific Corp.	5,600	411
*	Genco Shipping & Trading Ltd.	16,400	346
	Watts Water Technologies Inc.
	Class A	11,130	346
*	Thomas & Betts Corp.	8,200	322
	Aircastle Ltd.	32,400	307
*	URS Corp.	5,900	293
	Comfort Systems USA Inc.	22,780	285
*	Hertz Global Holdings Inc.	28,400	284
	Briggs & Stratton Corp.	12,000	234
	Federal Signal Corp.	25,680	231
*	EnerSys	8,900	220
*	Esterline Technologies Corp.	4,200	208
	Ampco-Pittsburgh Corp.	7,995	198

*	M&F Worldwide Corp.	6,000	184
	Standex International Corp.	7,000	180
	Hubbell Inc. Class B	3,200	161
*	Republic Airways
	Holdings Inc.	26,800	159
*	DynCorp International Inc.
	Class A	11,700	134
	Ducommun Inc.	6,200	130
	Universal Forest Products Inc.	2,900	112
*	Armstrong World Industries Inc.	3,000	109
	International Shipholding Corp.	3,600	106
	Cummins Inc.	1,700	105
*	Tutor Perini Corp.	4,400	96
	Alamo Group Inc.	4,700	94
*	Sterling Construction Co. Inc.	5,900	93
	Caterpillar Inc.	1,300	82
	Crane Co.	2,244	80
*	Metalico Inc.	11,900	71
	Pitney Bowes Inc.	2,800	68
	Apogee Enterprises Inc.	3,700	59
*	ATC Technology Corp.	3,200	55
*	LMI Aerospace Inc.	2,700	50
*	Willis Lease Finance Corp.	3,169	50
	ITT Corp.	900	48
	Kimball International Inc.
	Class B	6,621	46
*	Fushi Copperweld Inc.	4,100	46
*	WESCO International Inc.	1,300	45
	VSE Corp.	600	25
*	United Capital Corp.	964	23
*	Air Transport Services
	Group Inc.	3,030	10
*	Ultrapetrol Bahamas Ltd.	1,540	8
	Preformed Line Products Co.	200	8
	Standard Register Co.	460	2
			47,092
Information Technology (8.0%)
	Hewlett-Packard Co.	141,700	7,531
*	Computer Sciences Corp.	111,300	6,065
	Intel Corp.	160,330	3,569
*	Micron Technology Inc.		3,344
*	Lexmark International Inc.
	Class A	49,000	1,768
	CA Inc.	69,600	1,633
	Xerox Corp.	136,057	1,327
*	eBay Inc.	46,900	1,264
*	Brocade Communications	321,849
	Systems Inc.	191,700	1,095
*	Arrow Electronics Inc.	35,000	1,055
	Harris Corp.	22,200	1,054
*	Seagate Technology	54,300	992
*	EMC Corp.	54,100	976
*	Unisys Corp.	25,070	875
*	Convergys Corp.	68,940	845
	Fair Isaac Corp.	32,995	836
*	Vishay Intertechnology Inc.	76,700	785

14

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Marvell Technology
	Group Ltd.	33,800	689
*	Western Digital Corp.	15,700	612
*	Fairchild Semiconductor
	International Inc. Class A	56,350	600
*	Advanced Micro Devices Inc.	54,900	509
	Earthlink Inc.	59,100	505
*	Multi-Fineline Electronix Inc.	19,300	497
	United Online Inc.	48,824	365
	Black Box Corp.	11,013	339
*	SYNNEX Corp.	11,000	325
*	Teradata Corp.	9,600	277
*	SanDisk Corp.	8,000	277
*	SonicWALL Inc.	30,500	265
	International Business
	Machines Corp.	2,000	256
*	RF Micro Devices Inc.	46,800	233
*	Tech Data Corp.	5,300	222
*	Ciber Inc.	44,673	167
*	CSG Systems
	International Inc.	7,900	166
*	Photronics Inc.	28,900	147
*	Ness Technologies Inc.	22,860	144
*	Quest Software Inc.	5,790	103
*	Cogo Group Inc.	12,422	87
*	OSI Systems Inc.	2,600	73
*	Dynamics Research Corp.	5,200	59
*	ePlus Inc.	2,200	39
*	China Security & Surveillance
	Technology Inc.	4,970	38
*	PC Connection Inc.	4,845	30
*	PC Mall Inc.	5,000	25
*	Anaren Inc.	1,300	18
*	Pervasive Software Inc.	1,391	7
*	Computer Task Group Inc.	700	5
			42,093
Materials (3.2%)
	Eastman Chemical Co.	33,600	2,140
	Ashland Inc.	33,610	1,774
	EI du Pont de Nemours & Co.	36,400	1,355
	Lubrizol Corp.	13,200	1,211
	Freeport-McMoRan
	Copper & Gold Inc.	13,900	1,161
	Dow Chemical Co.	36,900	1,091
	International Paper Co.	39,700	977
*	Owens-Illinois Inc.	25,000	888
*	Buckeye Technologies Inc.	57,637	754
*	Domtar Corp.	10,904	702
	Sealed Air Corp.	32,700	689
	PPG Industries Inc.	9,150	598
*	OM Group Inc.	16,800	569
	AK Steel Holding Corp.	21,600	494
*	Clearwater Paper Corp.	8,566	422
	Glatfelter	22,500	326

	Innophos Holdings Inc.	9,700	271
*	Solutia Inc.	15,800	255
*	Pactiv Corp.	9,000	227
*	Spartech Corp.	16,300	191
*	KapStone Paper and
	Packaging Corp.	14,400	171
	Innospec Inc.	13,300	151
	Rock-Tenn Co. Class A	3,200	146
*	BWAY Holdings Co.	4,100	82
*	Boise Inc.	10,200	62
	Stepan Co.	400	22
*	Sutor Technology Group Ltd.	4,400	13
			16,742
Telecommunication Services (4.5%)
	AT&T Inc.	433,110	11,192
	CenturyTel Inc.	134,242	4,760
	Verizon Communications Inc.	144,302	4,476
	Qwest Communications
	International Inc.	529,200	2,763
	Windstream Corp.	27,992	305
*	Premiere Global Services Inc. 8,276		68
*	SureWest Communications	5,147	44
*	NII Holdings Inc.	500	21
			23,629
Utilities (4.6%)
	DTE Energy Co.	82,300	3,671
	NiSource Inc.	193,010	3,050
	Ameren Corp.	97,100	2,532
	Exelon Corp.	44,900	1,967
	Oneok Inc.	34,172	1,560
*	NRG Energy Inc.	70,910	1,482
*	AES Corp.	124,700	1,372
	Entergy Corp.	13,600	1,106
	Public Service Enterprise
	Group Inc.	34,800	1,027
	Southern Co.	24,200	802
	Constellation Energy
	Group Inc.	22,400	786
	Dominion Resources Inc.	16,900	695
*	Mirant Corp.	62,300	677
	CMS Energy Corp.	39,100	605
	Edison International	17,200	588
	Atmos Energy Corp.	18,400	526
	National Fuel Gas Co.	9,800	495
	NorthWestern Corp.	17,700	475
	Unisource Energy Corp.	12,822	403
	Integrys Energy Group Inc.	6,700	317
	DPL Inc.	600	16
			24,152
Total Common Stocks
(Cost $455,895)			501,935

15

U.S. Value Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.0%)
2,3 Vanguard Market Liquidity
Fund, 0.183%	20,861,827	20,862

U.S. Government and Agency Obligations (0.7%)
4,5 Freddie Mac Discount
Notes, 0.245%, 9/21/10 4,000		3,994
Total Temporary Cash Investments
(Cost $24,857)		24,856
Total Investments (100.3%)
(Cost $480,752)		526,791
Other Assets and Liabilities (-0.3%)
Other Assets		2,149
Liabilities[3]		(3,620)
		(1,471)
Net Assets (100%)
Applicable to 54,489,553 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		525,320
Net Asset Value Per Share		$ 9.64

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	744,625
Overdistributed Net Investment Income	(928)
Accumulated Net Realized Losses	(264,814)
Unrealized Appreciation (Depreciation)
Investment Securities	46,039
Futures Contracts	398
Net Assets	525,320

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $882,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $950,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,994,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000))
Investment Income
Income
Dividends	5,454
Interest[1]	21
Security Lending	38
Total Income	5,513
Expenses
Investment Advisory Fees—Note B
Basic Fee	499
Performance Adjustment	187
The Vanguard Group—Note C
Management and Administrative	503
Marketing and Distribution	46
Custodian Fees	35
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,280
Net Investment Income	4,233
Realized Net Gain (Loss) on Investment Securities Sold
Investment Securities Sold	(1,843)
Futures Contracts	2,311
Realized Net Gain (Loss)	468
Change in Unrealized Appreciation (Depreciation)
Investment Securities	50,056
Futures Contracts	88
Change in Unrealized Appreciation (Depreciation)	50,144
Net Increase (Decrease) in Net Assets Resulting from Operations	54,845
1 Interest income from an affiliated company of the fund was $15,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($ 000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,233	11,691
Realized Net Gain (Loss)	468	(216,657)
Change in Unrealized Appreciation (Depreciation)	50,144	90,276
Net Increase (Decrease) in Net Assets Resulting from Operations	54,845	(114,690)
Distributions
Net Investment Income	(10,069)	(19,124)
Realized Capital Gain	—	—
Total Distributions	(10,069)	(19,124)
Capital Share Transactions
Issued	29,471	83,799
Issued in Lieu of Cash Distributions	9,531	17,794
Redeemed	(78,555)	(174,762)
Net Increase (Decrease) from Capital Share Transactions	(39,553)	(73,169)
Total Increase (Decrease)	5,223	(206,983)
Net Assets
Beginning of Period	520,097	727,080
End of Period[1]	525,320	520,097
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($928,000)
and $4,908,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.84	$10.64	$15.41	$14.55	$14.36	$12.82
Investment Operations
Net Investment Income	.083	.200	.270[1]	.330	.280	.280
Net Realized and Unrealized Gain (Loss)
on Investments	.897	(1.702)	(3.180)	1.170	1.070	1.460
Total from Investment Operations	.980	(1.502)	(2.910)	1.500	1.350	1.740
Distributions
Dividends from Net Investment Income	(.180)	(.298)	(.350)	(.230)	(.280)	(.200)
Distributions from Realized Capital Gains	—	—	(1.510)	(.410)	(.880)	—
Total Distributions	(.180)	(.298)	(1.860)	(.640)	(1.160)	(.200)
Net Asset Value, End of Period	$9.64	$8.84	$10.64	$15.41	$14.55	$14.36

Total Return[2]	11.24%	-13.68%	-20.65%	10.52%	9.93%	13.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$525	$520	$727	$1,406	$1,394	$994
Ratio of Total Expenses to
Average Net Assets[3]	0.50%[4]	0.52%	0.37%	0.33%	0.39%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.66%[4]	2.38%	2.18%	2.09%	2.09%	2.08%
Portfolio Turnover Rate	58%[4]	74%	86%	114%	57%	52%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.09%, (0.02%), (0.09%), (0.09%), and (0.08%).
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

U.S. Value Fund

B. AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis. The fund paid Vanguard advisory fees of $67,000 for the period ended March 31, 2010.

For the six months ended March 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before an increase of $187,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $97,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	501,935	---	---
Temporary Cash Investments	20,862	3.994	---
Futures Contracts—Assets[1]	1	---	---
Futures Contracts—Liabilities[1]	(83)	---	---
Total	522,715	3,994	---

1 Represents variation margin on the last day of the reporting period.

21

U.S. Value Fund

E. At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2010	76	22,139	395
E-mini S&P 500 Index	June 2010	5	291	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $97,429,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $167,292,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $480,752,000. Net unrealized appreciation of investment securities for tax purposes was $46,039,000, consisting of unrealized gains of $76,875,000 on securities that had risen in value since their purchase and $30,836,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $139,757,000 of investment securities and sold $185,438,000 of investment securities, other than temporary cash investments.

22

U.S. Value Fund

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	3,238	10,871
Issued in Lieu of Cash Distributions	1,064	2,326
Redeemed	(8,654)	(22,707)
Net Increase (Decrease) in Shares Outstanding	(4,352)	(9,510)

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,112.41	$2.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.44	2.52

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangements

In November 2009, the board of trustees of Vanguard U.S. Value Fund renewed the fund’s investment advisory arrangements with AXA Rosenberg Investment Management LLC and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined at that time that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since each firm began managing portions of the fund, and took into account the organizational depth and stability of each advisor. The board noted the following:

AXA Rosenberg Investment Management LLC. AXA Rosenberg, founded in 1985, is an independently operated subsidiary of the AXA Group. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings-forecast model, which are combined to develop an individual predicted return for each company and optimized against the Russell 3000 Value Index. AXA Rosenberg has managed a portion of the fund since 2007.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board considered the performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and the fund’s peer-group average. The board concluded that since AXA Rosenberg began managing a portion of the fund in 2007 and Vanguard began managing a portion of the fund in 2008, the fund has performed in line with expectations, and that its performance results have been competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the fund’s peer-group average rate. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

26

The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of

Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies,

Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for AXA Rosenberg. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by AXA Rosenberg increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by

Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052010

Vanguard Capital Value Fund
Semiannual Report

March 31, 2010

> During the six months ended March 31, stocks continued to climb as the economic recovery gained traction.

> Vanguard Capital Value Fund posted a half-year return of nearly 17%, easily outpacing its benchmark index and peer funds.

> The fund advisor’s stock selections in the materials industry provided a major boost. The consumer discretionary and industrial sectors also helped the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Capital Value Fund	16.69%
Russell 3000 Value Index	11.51
Multi-Cap Value Funds Average	11.03
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$8.60	$10.00	$0.033	$0.000

1

Chairman’s Letter

Dear Shareholder,

As U.S. stocks continued rising, Vanguard Capital Value Fund finished the six months ended March 31, 2010, with a return of nearly 17%. The fund’s performance considerably outpaced that of its benchmark index and its peer group.

The fund’s ability to emphasize certain sectors or individual stocks paid off during the period, as the investment advisor took advantage of a recovering economy to identify companies that outperformed the rising market.

Stock market rally continued despite a few minor setbacks

After a steep but short-lived decline in February, the broad U.S. stock market went on to end the six-month period with a gain of about 12%. Since stocks began their historic recovery in March 2009, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks led their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the

2

region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options

The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

The advisor’s value strategy was rewarded once again

The fund’s investment advisor, Wellington Management Company, looks for companies of all sizes that it believes are

Market Barometer

		Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

undervalued and poised to provide superior returns. That strategy produced stellar returns in the fiscal year that ended last fall, and it continued to be successful in the first half of fiscal 2010 as the fund easily bested its unmanaged yardstick, the Russell 3000 Value Index.

About half of the fund’s margin of outperformance came from profitable stock selections in the materials sector (+32%). Mining companies such as Teck Resources (+58%), Cliffs Natural Resources (+41%), and Xstrata (+28%) benefited from strong demand in emerging markets.

The fund also drew strength from overweighted positions and strong stock selections in the consumer discretionary

(+33%) and industrial (+25%) sectors. In the former, the advisor capitalized on the revival of the car industry by holding Ford Motor (+74%) and auto-parts retailer TRW Automotive Holdings (+71%). The fund also benefited from a stake in Internet retailer Amazon.com (+43%), which saw sharply rising sales, particularly during the holiday shopping season.

In industrials, sunnier prospects for airlines gave a lift to Delta Air Lines (+63%) and BE Aerospace (+51%), a manufacturer of aviation equipment. In fact, Delta was the most significant single contributor to the fund’s advance, an instance of how the fund can benefit from the advisor’s ability to emphasize individual stocks that are not necessarily listed in the Russell 3000 Value Index. As we’ve seen in recent years, the

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.45%	1.30%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratio was 0.49%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

advisor’s considerable leeway in investing across the market is a feature of the Capital Value Fund that can sometimes lead to significant under- or overperform-ance of its benchmark.

Fund holdings in three sectors lost ground during the period. The advisor’s health care holdings returned –2%, with notably poor results among biotechnology companies such as Novavax (–42%) and Genzyme (–15%). Stocks in telecommunication services (–30%) and utilities (–4%) also pulled down returns. However, losses in the latter sector were mitigated by the advisor’s decision to underweight utilities relative to the benchmark.

Notwithstanding the lows and highs, the long view is what counts

The stock market has rebounded remarkably from one of the most difficult bear markets in decades, and the Capital Value Fund’s returns have been even more impressive. As we mentioned in our last report to you, the fund’s remarkable performance attracted a sizable influx of cash throughout 2009. Although the advisor was able to deploy that cash effectively, we felt it was in your best interests to close the fund to new investors, which we did after the close of business on October 9.

The closure is intended to temper cash flow into the fund, thereby protecting existing shareholders from the higher transaction costs that can result from short-term, in-and-out investing. Existing shareholders can continue to add to their accounts without limitation.

As you know, Vanguard maintains a long-term perspective in evaluating any fund’s performance. The Capital Value Fund’s recent results have been outstanding, but its aggressive, go-anywhere approach has also produced periods of underperformance and can result in periods of heightened volatility. In order to moderate the fund’s volatility, we added a second manager from within Wellington to the advisory team in December.

David W. Palmer is an experienced investment manager who is now overseeing about half of the fund’s assets. He and the fund’s other manager, Peter I. Higgins, both work at Wellington, but they will independently manage separate stock portfolios. This multi-manager approach will allow the fund to benefit from slightly different but complementary approaches to value stock investing, while maintaining the fund’s investment objective and policies. A summary of each manager’s assessments of the fund’s recent performance follow this letter.

Whether the market continues to go up or retreats from its recent ascent, we’re confident the fund will continue to provide investors with a portfolio that can serve a useful role in a diversified long-term investment program.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

5

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2010

6

Advisor’s Report

For the fiscal half-year ended March 31, the Capital Value Fund returned about 17%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, LLP. The use of two managers who independently oversee separate portions of the fund’s portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These comments were prepared on April 20, 2010.

Portfolio Manager: Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager

Our investment results benefited from strong stock selection as well as from our allocation to the consumer discretionary, materials, and industrial sectors. Holdings that helped our performance included Delta Air Lines, TRW Automotive Holdings, Ford Motor, and Teck Resources.

Shares of Delta rose sharply after it became evident that airfare pricing trends are accelerating, owing to very tight capacity in the industry along with business and leisure demand that is rising with the economy. Because airlines have very high fixed costs, incremental revenues largely flow to the bottom line.

The stock of TRW Automotive, a parts supplier, rose after the company posted exceptionally strong earnings surprises in consecutive quarters. Investors are becoming increasingly aware that TRW’s earnings power is much higher than previously thought. Likewise, Ford’s stock has performed admirably as it continues to take market share from competitors and as investors recognize both the stunning turnaround Ford has achieved and its earnings potential in a more normal demand environment. Finally, Teck Resources, a mining stock focused on metallurgical coal and copper, has risen sharply as the prices of those commodities rebounded significantly, leading to much higher earnings estimates.

Poor stock selection in health care and telecommunication services detracted from results. Novavax, a leading-edge biotechnology company that focuses on vaccines, suffered as concerns about the pandemic flu epidemic subsided, leaving investors apathetic despite the company’s strong scientific advances in flu vaccines. The technology Novavax is developing has the potential to make obsolete the egg-based flu vaccines that have been prevalent for more than 50 years. Genzyme lagged as it continued to encounter manufacturing difficulties and earnings disappointments.

7

In telecommunication services, the wireless industry has become much more competitive, leading investors to flee MetroPCS Communications because its low-cost prepaid wireless offerings are less compelling in a market with widespread price discounting.

In contrast to a year ago, when many thought we were entering the next Great Depression, the economy has proven much more resilient than was generally expected. Companies have done a fantastic job of preserving earnings by slashing costs and capital spending. These actions, along with an improving economy, have led to prospects for substantially higher earnings as the economy returns to a more stable state. Our focus on underappreciated earnings potential has been a major factor in our strong returns.

We continue to identify numerous companies with such potential, and we maintain a tilt in favor of cyclicals. At the margin, however, we have been gradually reducing our cyclical holdings as some of the stocks have approached our target prices. We are finding more intriguing ideas within the health care and technology sectors. We have also decreased our exposure to financial stocks as many of the valuation anomalies we witnessed a year ago are not nearly as compelling or prevalent.

Portfolio Manager: David W. Palmer, CFA, Vice President and Equity Portfolio Manager

In the abbreviated period since the inception of the two-manager structure in December, investment results were notably assisted by our decision to underweight the telecommunication services and utilities sectors, which were perceived to be less economically sensitive during the strong, procyclical advance in the markets.

Among the securities in our portion of the portfolio, there were four highlights. First, US Airways and Delta Air Lines appreciated sharply as evidence mounted of improved bookings and a return of high-margin business travel. We trimmed our exposure to the carriers as their stocks rose, but they remain an active position as industry conditions continue to improve.

Second, Unum, a provider of group insurance benefits, rallied on signs of an imminent return to employment growth in the economy. The stock still appears to us to be inexpensive on the basis of earnings- and book-value metrics, and it remains a large holding. The company’s results should show fundamental improvement geared to employment growth as the cycle unfolds.

8

Third, specialty pharmaceutical company Alkermes rebounded from fourth-quarter pressure after prospects improved for timely FDA approval of the company’s principal product, a long-acting version of the diabetes drug Byetta from Eli Lilly and Amylin Pharmaceuticals. And finally, oil services company Smith International received a takeover bid from larger competitor Schlumberger, the final act of a joint venture partnership between the two companies dating to the late 1990s.

Stock selection in the consumer discretionary and materials sectors detracted from performance. Among consumer discretionary stocks, no particular holding was noteworthy, but the accumulated result of many small negatives was a headwind for our portion of the fund. Among materials stocks, holdings in two aggregates and construction products companies, Vulcan Materials and HeidelbergCement, lagged as investors worried about the pace of the rebound in commercial construction and road-building. Both companies remained in the fund at the end of the period.

As the recovery unfolds, it is illuminating to examine the divergence in performance between, on the one hand, those stocks and sectors that the investment community has decided will return quickly to their pre-crash norms and, on the other, those that are believed to have been negatively affected by the crisis on a longer-term basis. In our appraisal, many early-cycle industrial, energy, and consumer discretionary stocks have become fully valued over the past year, while other late-cycle industrial and employment-oriented companies have not joined the resurgence and appear undervalued.

9

Capital Value Fund

Fund Profile
As of March 31, 2010

Portfolio Characteristics
					DJ
			Russell		U.S. Total
			3000		Market
	Fund		Value Index		Index
Number of Stocks	147		2,055		4,159
Median Market Cap	$11.6B		$28.6	B	$31.4	B
Price/Earnings Ratio	35.4	x	24.0	x	23.0	x
Price/Book Ratio	1.9	x	1.6	x	2.2	x
Return on Equity	16.0%		14.9%		19.1%
Earnings Growth Rate	5.1%		-0.6%		6.9%
Dividend Yield	1.1%		2.1%		1.7%
Foreign Holdings	20.4%		0.0%		0.0%
Turnover Rate
(Annualized)	268%		—		—
Ticker Symbol	VCVLX		—		—
Expense Ratio[1]	0.45%		—		—
30-Day SEC Yield	0.46%		—		—
Short-Term Reserves	0.7%		—		—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.3%	10.8%	11.0%
Consumer Staples	2.6	5.3	9.8
Energy	13.1	16.6	10.0
Financials	19.7	26.9	17.3
Health Care	13.0	8.3	12.4
Industrials	16.2	11.3	10.9
Information
Technology	13.3	5.4	18.5
Materials	7.0	4.3	4.0
Telecommunication
Services	0.0	4.7	2.6
Utilities	1.8	6.4	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Value Index	Index
R-Squared	0.84	0.87
Beta	1.29	1.39
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bank of America Corp.	Diversified Financial
	Services	3.6%
Wells Fargo & Co.	Diversified Banks	3.4
Delta Air Lines Inc.	Airlines	3.0
Consol Energy Inc.	Coal & Consumable
	Fuels	2.5
Apple Inc.	Computer
	Hardware	2.1
UBS AG	Diversified Capital
	Markets	2.0
UCB SA	Pharmaceuticals	1.8
QUALCOMM Inc.	Communications
	Equipment	1.7
Elan Corp. PLC ADR	Pharmaceuticals	1.5
TRW Automotive	Auto Parts &
Holdings Corp.	Equipment	1.5
Top Ten		23.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratio was 0.49%.

10

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001, Through March 31, 2010

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Since
	Date	Year	Years	Inception
Capital Value Fund	12/17/2001	105.64%	3.25%	4.03%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

11

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)
Consumer Discretionary (13.2%)
*	TRW Automotive
	Holdings Corp.	455,300	13,012
*	Apollo Group Inc. Class A	178,110	10,916
1	Buck Holdings LP Private
	Placement Shares	4,130,622	9,543
*	Pulte Group Inc.	642,500	7,228
*	Dana Holding Corp.	553,000	6,570
^	Volkswagen AG Prior Pfd.	68,899	6,315
	Lowe’s Cos. Inc.	257,700	6,247
	Comcast Corp. Class A	254,900	4,797
	Home Depot Inc.	141,400	4,574
	Brunswick Corp.	285,400	4,558
	Thomas Cook Group PLC	1,105,617	4,529
*	ITT Educational
	Services Inc.	39,800	4,477
	Johnson Controls Inc.	132,800	4,381
	Harley-Davidson Inc.	152,700	4,286
*	Toll Brothers Inc.	199,900	4,158
	Comcast Corp.	226,200	4,065
	Porsche Automobil
	Holding SE Prior Pfd.	62,400	3,811
	Target Corp.	56,800	2,988
*	Ford Motor Co.	228,650	2,874
	MDC Holdings Inc.	66,800	2,312
	Stanley Black & Decker Inc.	39,175	2,249
	Virgin Media Inc.	120,500	2,080
*,^	Volkswagen AG Rights
	Exp. 04/13/2010	53,400	33
			116,003
Consumer Staples (2.5%)
^	BRF—Brasil Foods SA ADR	99,500	5,466
	Sysco Corp.	148,200	4,372
	Archer-Daniels-Midland Co.	138,000	3,988
	Japan Tobacco Inc.	819	3,049
	Kraft Foods Inc.	72,300	2,186
*	Dean Foods Co.	137,200	2,153
	Chaoda Modern Agriculture
	Holdings Ltd.	1,102,816	1,174
			22,388

Energy (13.0%)
	Consol Energy Inc.	518,630	22,125
	Massey Energy Co.	227,100	11,875
	Gazprom OAO ADR	388,042	9,053
	Canadian Natural
	Resources Ltd.	121,500	8,996
	Total SA ADR	142,400	8,262
	Noble Energy Inc.	111,500	8,139
	Cameco Corp.	274,370	7,520
*	Weatherford
	International Ltd.	389,400	6,176
	Halliburton Co.	167,500	5,047
*	Cobalt International
	Energy Inc.	324,700	4,416
	Exxon Mobil Corp.	59,800	4,005
	Chesapeake Energy Corp.	144,600	3,418
*	Newfield Exploration Co.	64,200	3,342
	SBM Offshore NV	160,290	3,203
	Tsakos Energy
	Navigation Ltd.	191,300	2,820
^	Frontline Ltd.	69,900	2,141
	Apache Corp.	20,200	2,050
	Peabody Energy Corp.	37,700	1,723
	Anadarko Petroleum Corp.	1,400	102
			114,413
Financials (19.5%)
	Bank of America Corp.	1,760,397	31,423
	Wells Fargo & Co.	967,450	30,107
*	UBS AG	740,230	12,042
	Unum Group	429,400	10,636
	Ameriprise Financial Inc.	215,100	9,757
	Reinsurance Group of
	America Inc. Class A	176,100	9,249
	ACE Ltd.	168,500	8,812
	Principal Financial
	Group Inc.	258,400	7,548
	Hartford Financial
	Services Group Inc.	234,900	6,676
*	UBS AG (New York Shares)	366,400	5,965
	Everest Re Group Ltd.	71,600	5,795
*	TD Ameritrade Holding Corp.	257,600	4,910

12

Capital Value Fund

			Market
			Value•
		Shares	($000)
	Bank of New York
	Mellon Corp.	151,500	4,678
	Fidelity National
	Financial Inc. Class A	297,800	4,413
	JPMorgan Chase & Co.	79,500	3,558
1	Solar Capital Ltd.	151,402	3,029
	Iguatemi Empresa de
	Shopping Centers SA	173,100	2,918
	First American Corp.	86,100	2,914
	Platinum Underwriters
	Holdings Ltd.	77,400	2,870
	Susquehanna
	Bancshares Inc.	256,182	2,513
	White Mountains
	Insurance Group Ltd.	6,100	2,165
*	Primerica Inc.	14,300	215
			172,193
Health Care (12.9%)
	UCB SA	366,493	15,636
*	Elan Corp. PLC ADR	1,777,890	13,476
	Roche Holding AG	73,730	11,975
*	King Pharmaceuticals Inc.	951,200	11,186
	Pfizer Inc.	628,070	10,771
*	Gilead Sciences Inc.	213,100	9,692
	Daiichi Sankyo Co. Ltd.	453,400	8,501
*	Amgen Inc.	111,200	6,645
*	St. Jude Medical Inc.	132,300	5,431
*,^	Novavax Inc.	2,180,400	5,037
	Pharmaceutical Product
	Development Inc.	186,900	4,439
	Medtronic Inc.	93,900	4,228
*	Alkermes Inc.	175,300	2,274
	UnitedHealth Group Inc.	61,300	2,003
	CIGNA Corp.	45,100	1,650
*	Arena Pharmaceuticals Inc.	218,800	678
			113,622
Industrials (16.1%)
*	Delta Air Lines Inc.	1,786,795	26,069
	Ingersoll-Rand PLC	337,310	11,762
*	UAL Corp.	548,100	10,715
	Masco Corp.	400,000	6,208
*	Navistar International Corp.	136,900	6,124
	PACCAR Inc.	137,600	5,964
	AMETEK Inc.	126,900	5,261
	Mitsui & Co. Ltd.	286,400	4,822
	Pentair Inc.	135,300	4,819
	Nippon Yusen KK	1,209,700	4,784
	General Electric Co.	260,200	4,736
	General Dynamics Corp.	59,800	4,617
	United Parcel Service Inc.
	Class B	71,400	4,599
	Barnes Group Inc.	229,500	4,464
*	Owens Corning	175,100	4,455
*	BE Aerospace Inc.	144,342	4,395
	Honeywell International Inc.	96,000	4,346

			Market
			Value•
		Shares	($000)
*	Terex Corp.	167,500	3,804
	Herman Miller Inc.	199,800	3,608
	Steelcase Inc. Class A	543,600	3,517
*	Moog Inc. Class A	94,000	3,330
*	AGCO Corp.	91,900	3,296
*	WESCO International Inc.	64,300	2,232
*	US Airways Group Inc.	259,500	1,907
*,^	First Solar Inc.	7,220	886
*	Vestas Wind Systems A/S	9,161	498
*	AirAsia Bhd.	550,090	234
			141,452
Information Technology (13.2%)
*	Apple Inc.	80,300	18,865
	QUALCOMM Inc.	358,800	15,066
*	Cisco Systems Inc.	454,720	11,836
*	eBay Inc.	411,800	11,098
	Oracle Corp.	340,000	8,735
*	Flextronics
	International Ltd.	847,200	6,642
*	Arrow Electronics Inc.	218,500	6,583
	Microsoft Corp.	162,000	4,742
*	Monster Worldwide Inc.	267,950	4,451
*	CACI International Inc.
	Class A	86,200	4,211
*	Avnet Inc.	139,500	4,185
	Corning Inc.	206,900	4,181
	Western Union Co.	208,800	3,541
*	Varian Semiconductor
	Equipment Associates Inc.	72,900	2,414
	Hewlett-Packard Co.	44,790	2,381
*	Micron Technology Inc.	228,400	2,373
*	Cadence Design
	Systems Inc.	328,100	2,185
	Paychex Inc.	66,800	2,051
*	Yahoo! Inc.	73,200	1,210
			116,750
Materials (7.0%)
	Mosaic Co.	168,540	10,242
*	Xstrata PLC	366,306	6,933
	Freeport-McMoRan
	Copper & Gold Inc.	82,900	6,925
*	Teck Resources Ltd.
	Class B	151,970	6,620
	Vulcan Materials Co.	135,900	6,420
	Rexam PLC	1,104,261	4,909
*	Owens-Illinois Inc.	126,800	4,507
	Dow Chemical Co.	151,400	4,477
*	African Barrick Gold Ltd.	376,600	3,335
	Barrick Gold Corp.	69,000	2,645
	HeidelbergCement AG	41,579	2,314
	Methanex Corp.	91,700	2,229
	Potash Corp. of
	Saskatchewan Inc.	1,500	179
			61,735

13

Capital Value Fund

		Market
		Value•
	Shares	($000)
Utilities (1.8%)
Entergy Corp.	99,600	8,103
Allegheny Energy Inc.	227,300	5,228
NV Energy Inc.	233,600	2,880
		16,211
Total Common Stocks
(Cost $754,386)		874,767
Temporary Cash Investments (2.1%)
Money Market Fund (1.3%)
2,3 Vanguard Market Liquidity
Fund, 0.183%	11,523,000	11,523

	Face
	Amount
	($000)
Repurchase Agreements (0.8%)
Credit Suisse Securities (USA)
LLC 0.030%, 4/1/10 (Dated
3/31/10, Repurchase Value
$5,400,000, collateralized by
Federal National Mortgage
Assn. 5.500%, 2/1/40)	5,400	5,400
Deutsche Bank Securities, Inc.
0.030%, 4/1/10 (Dated
3/31/10, Repurchase Value
$1,100,000, collateralized by
Federal National Mortgage
Assn. 5.000%, 3/1/23)	1,100	1,100
		6,500
Total Temporary Cash Investments
(Cost $18,023)		18,023
Total Investments (101.3%)
(Cost $772,409)		892,790

Market
Value•
($000)
Other Assets and Liabilities (-1.3%)
Other Assets	7,875
Liabilities[3]	(19,489)
(11,614)
Net Assets (100%)
Applicable to 88,090,880 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	881,176
Net Asset Value Per Share	$ 10.00

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	851,890
Overdistributed Net Investment Income	(280)
Accumulated Net Realized Losses	(90,816)
Unrealized Appreciation (Depreciation)
Investment Securities	120,381
Foreign Currencies	1
Net Assets	881,176

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $10,605,000.
1 Restricted securities represent 1.4% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $11,523,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1]	3,188
Interest	4
Security Lending	174
Total Income	3,366
Expenses
Investment Advisory Fees—Note B
Basic Fee	909
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative	991
Marketing and Distribution	77
Custodian Fees	20
Shareholders’ Reports	10
Trustees’ Fees and Expenses	1
Total Expenses	1,971
Expenses Paid Indirectly	(48)
Net Expenses	1,923
Net Investment Income	1,443
Realized Net Gain (Loss)
Investment Securities Sold	100,805
Foreign Currencies	(57)
Realized Net Gain (Loss)	100,748
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,707
Net Increase (Decrease) in Net Assets Resulting from Operations	124,898

1 Dividends are net of foreign withholding taxes of $40,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,443	2,989
Realized Net Gain (Loss)	100,748	(67,599)
Change in Unrealized Appreciation (Depreciation)	22,707	206,843
Net Increase (Decrease) in Net Assets Resulting from Operations	124,898	142,233
Distributions
Net Investment Income	(2,911)	(4,237)
Realized Capital Gain	—	—
Total Distributions	(2,911)	(4,237)
Capital Share Transactions
Issued	111,849	378,948
Issued in Lieu of Cash Distributions	2,792	4,048
Redeemed	(97,972)	(137,562)
Net Increase (Decrease) from Capital Share Transactions	16,669	245,434
Total Increase (Decrease)	138,656	383,430
Net Assets
Beginning of Period	742,520	359,090
End of Period[1]	881,176	742,520

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($280,000) and $1,245,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.60	$6.75	13.52	$ 12.40	$11.64	10.42
Investment Operations
Net Investment Income	.016	.046	.090	.160	.120	.120
Net Realized and Unrealized Gain (Loss)
on Investments	1.417	1.883	(5.304)	2.157	1.215	1.230
Total from Investment Operations	1.433	1.929	(5.214)	2.317	1.335	1.350
Distributions
Dividends from Net Investment Income	(.033)	(.079)	(.130)	(.130)	(.100)	(.130)
Distributions from Realized Capital Gains	—	—	(1.426)	(1.067)	(.475)	—
Total Distributions	(.033)	(.079)	(1.556)	(1.197)	(.575)	(.130)
Net Asset Value, End of Period	$10.00	$8.60	6.75	$13.52	$12.40	$11.64

Total Return[1]	16.69%	29.47%	-42.40%	19.31%	11.77%	12.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$881	$743	359%	$670	$437	$427
Ratio of Total Expenses to
Average Net Assets[2]	0.49%[3]	0.45%	0.45%	0.53%	0.61%	0.59%
Ratio of Net Investment Income to
Average Net Assets	0.36%[3]	0.78%	0.88%	1.23%	1.02%	1.01%
Portfolio Turnover Rate	268%[3]	300%	186%	56%	47%	46%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.06%), (0.02%), 0.06%, 0.08% and 0.07%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for
U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

18

Capital Value Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the six months ended March 31, 2010, the investment advisory fee representedan effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $37,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $160,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2010, these arrangements reduced the fund’s expenses by $48,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	755,046	107,149	12,572
Temporary Cash Investments	11,523	6,500	—
Total	766,569	113,649	12,572

19

Capital Value Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2009	9,815
Transfers out of Level 3	(461)
Change in Unrealized Appreciation (Depreciation)	3,218
Balance as of March 31, 2010	12,572

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency losses of $57,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $172,815,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $16,874,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending

September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $772,407,000. Net unrealized appreciation of investment securities for tax purposes was $120,383,000, consisting of unrealized gains of $129,776,000 on securities that had risen in value since their purchase and $9,393,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2010, the fund purchased $1,063,435,000 of investment securities and sold $1,061,716,000 of investment securities, other than temporary cash investments.

20

Capital Value Fund

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	12,325	55,749
Issued in Lieu of Cash Distributions	299	831
Redeemed	(10,827)	(23,505)
Net Increase (Decrease) in Shares Outstanding	1,797	33,075

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return	$ 1,000.00	$ 1,166.90	$ 2.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.49	2.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others.

However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in

2001. Using a bottom-up, fundamental approach, the fund’s advisor invests in out-of-favor stocks that offer the combination of attractive valuation and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep Boston-based industry research capabilities.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that its performance results have been competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, is Incorporated by Reference.